                                                                                                Investment Company Act No. 811-08085

                               As filed with the Securities and Exchange Commission on February 14, 2003
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                                                       SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

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                                                 American Skandia Advisor Funds, Inc.

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1)  Title of each class of securities to which transaction applies:
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         2)  Aggregate number of securities to which transaction applies:
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         3) Per unit  price or other  underlying  value of  transaction  computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4)  Proposed maximum aggregate value of transaction:
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         5)  Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and       identify the filing  for
which the offsetting fee was paid previously.  Identify the previous filing by  registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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February 20, 2003

Dear Shareholder:

         We are  writing to inform you that a Special  Meeting of  Shareholders  of the funds (the  "Funds")  of the  American  Skandia
Advisor  Funds,  Inc.  (the  "Company")  will be held on April 3, 2003 at 10:00 a.m.  Eastern  Standard  Time at One  Corporate  Drive,
Shelton,  Connecticut  06484.  The Meeting has been called in order to vote on a number of important  issues.  As a shareholder  of the
Funds, you have the opportunity to voice your opinion on these matters.

         On December 19, 2002,  Skandia  Insurance  Company Ltd., the parent of American  Skandia,  Inc.  ("ASI")  entered into a stock purchase  agreement to sell ASI and all of ASI's  businesses,  including  American  Skandia  Investment  Services,  Inc ("ASISI"),  the
investment advisor to the Funds, to Prudential Financial,  Inc.  ("Prudential") (the "Transaction").  Prudential,  located at 751 Broad
Street,  Newark, New Jersey 07102, serves retail and institutional  customers  worldwide and includes The Prudential  Insurance Company of America,  one of the largest life insurance  companies in the United States.  Consummation of the Transaction is subject to a number of  contingencies,  including  regulatory  and  shareholder  approvals  and  other  closing  conditions.  ASI's  goal is to  close  the
Transaction during the second quarter of 2003.

         Because of the  Transaction,  it is necessary  for the  shareholders  of each of the Funds for which ASISI acts as  investment manager,  including  your Fund,  to approve a new  investment  management  agreement so that the  management  of each Fund can continue uninterrupted  after the  Transaction,  because  the  current  investment  management  agreements  will  terminate  automatically  upon completion of the  Transaction.  In the event that the  Transaction is not completed,  ASISI will continue to manage the Funds pursuant to the current  investment  management  agreements,  which will continue in full force and effect in accordance  with their  respective terms.  The following important facts about the Transaction are outlined below:

o        The  Transaction  will have no effect on the number of shares you own, the value of those  shares,  or your Fund's  investment objectives.
o        The investment  management fee applicable to your Fund under the new investment  management agreement will be the same as that currently in effect.
o        Your Fund's investment management agreement will be with ASISI and Prudential Investments LLC as co-managers of your Fund.

o        The members of your Fund's Board,  including  those members who are not  affiliated  with ASI or  Prudential,  have  carefully reviewed the proposed Transaction and unanimously recommend that you vote in favor of the new investment management agreement.

         You are also being asked to approve certain other matters, including the election of Directors to serve on your Fund's
Board.  Each proposal is set forth in the enclosed Notice of Special Meeting of Shareholders.  Please take the time to read the enclosed materials.

         We have enclosed a Question    & Answer document that discusses the proposals that require shareholder approval.  The Proxy
Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund.  We urge you to please take a moment to look over the enclosed materials and cast your vote in favor of each proposal. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

         Your vote is important to us.  Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope, or take advantage of the telephonic or electronic voting procedures described in the Proxy Statement and proxy cards.  It is important that we receive your vote as early as possible and no later than the time of the Meeting on April 3.  The Company has enlisted the services of Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders with the proxy process.  As the meeting date approaches, you may receive a call from
Georgeson encouraging you to exercise your right to vote.

         If you have any questions regarding the enclosed material or the execution of your vote, please call the Funds toll free at
1-800-SKANDIA.  We appreciate your time and continued commitment to the American Skandia Advisor Funds.

Sincerely,

Wade A. Dokken
/s/Wade A. Dokken
Chief Executive Officer and Chairman of the Board
American Skandia Advisor Funds, Inc.

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                                IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we encourage you to read the full text of the enclosed  Proxy  Statement,  we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.

                                                          Questions & Answers
                                                          -------------------

Q:  Why am I receiving these proxy materials?
A: As a shareholder  of one or more of the Funds of the American  Skandia  Advisor  Funds,  you are being asked to vote on a variety of proposals  at a Special  Meeting  of  Shareholders  that  will be held on April 3,  2003 at 10:00  a.m.  Eastern  Standard  Time at One
Corporate Drive, Shelton, Connecticut 06484.

Q:  What will I be asked to vote on?
A: You will be asked to approve a new  investment  management  agreement  for your Fund,  to elect  Directors  to serve on your  Fund's
Board of Directors, and to approve changes in certain Fund fundamental investment restrictions.

Q:  What is happening between American Skandia and Prudential?
A: On December 19, 2002,  Skandia Insurance  Company Ltd., the parent of American  Skandia,  Inc. ("ASI") entered into a stock purchase agreement to sell ASI and all of ASI's  businesses,  including  American Skandia  Investment  Services,  Inc ("ASISI"),  the investment advisor to the Funds, to Prudential  Financial,  Inc.  ("Prudential")  (the  "Transaction").  Prudential,  located at 751 Broad Street,
Newark,  New Jersey 07102,  serves  retail and  institutional  customers  worldwide and includes The  Prudential  Insurance  Company of
America,  one of the largest life insurance  companies in the United States.  Consummation of the Transaction is subject to a number of contingencies,  including  regulatory and shareholder  approvals and other closing  conditions.  ASI's goal is to close the Transaction during the second quarter of 2003.

Q:  Why am I being asked to vote on the proposed new investment management agreements?
A: Because of the Transaction,  it is necessary for the  shareholders of each of the Funds for which ASISI acts as investment  manager, including your Fund, to approve a new investment  management  agreement so that the management of each Fund can continue  uninterrupted after the  Transaction,  because the current  investment  management  agreements  will terminate  automatically  upon completion of the
Transaction.

The Investment  Company Act of 1940, which regulates  mutual funds in the United States such as your Fund,  requires a shareholder vote to approve a new  investment  management  agreement  whenever  there is a "change  of  control"  of a fund's  investment  manager.  The proposed  Transaction will result in such a change of control of ASISI and therefore requires  shareholder approval of a new investment management agreement.

Q:  How will the Transaction affect me as a fund shareholder?
A: Your Fund and its  investment  objectives  will not change as a result of the  Transaction,  and you would still own the same shares in the same Fund.

Q:  Will the fees payable under the new investment management agreements increase as a result of the Transaction?
A: No; the investment  management fee rate  applicable to your Fund under the new investment  management  agreement will be the same as that currently in effect.

Q:  How will the new investment management agreement differ from the current investment management agreement?
A:  Your Fund's new investment management agreement will be with ASISI and Prudential Investments LLC as co-managers of your Fund.

Q:  Why am I being asked to elect Directors?
A: You are being  asked to elect as  Directors  nominees  who  currently  serve as board  members of  registered  investment  companies managed by Prudential  Investments LLC or are employed by  Prudential-affiliated  companies in order to facilitate the ability of ASISI and  Prudential  Investments  LLC as co-managers to provide  efficient  investment  services to the Funds and result in a Board that is familiar  both with the Company and the services and  resources  of  Prudential  Investments  LLC. In addition,  one current  Director,
David E.A.  Carson,  is proposed for  re-election  to the Board to conform with certain  requirements  of Maryland law. Five of the six current Directors will not stand for election.  The election of the nominees is contingent upon completion of the Transaction.

Q:  Why am I being asked to change Fund fundamental investment restrictions?
A: A Fund's fundamental  investment  restrictions may not be changed without  shareholder  approval.  You are being asked to change the
Funds'  fundamental  investment  restrictions  regarding  lending and borrowing in order to implement an interfund credit facility that will allow the Funds to lend money to, and borrow money from,  other Funds.  Operation of the interfund  credit facility is expected to be more economical for the Funds than current borrowing from banks.

In addition,  shareholders  of certain  Funds will be asked to change the Funds'  fundamental  investment  restriction  regarding  fund diversification in order to accommodate the Funds' investment strategy.

Q:  How do the board members of my Fund recommend that I vote?
A: After careful  consideration,  the board members of your Fund's Board,  including those members who are not affiliated with American
Skandia or  Prudential,  unanimously  recommend  that you vote "FOR" each of the Proposals and "FOR" each of the nominees to serve as a
Director.

Q:  Will my Fund pay for this proxy solicitation?
A:  No; neither you nor your Fund will bear any cost associated with this proxy solicitation.  ASI has agreed to bear these costs.

Q:  How do I vote my shares?
A:  You may choose from one of the following options as described in more detail in the proxy statement and proxy card.

o  by mail, using the enclosed proxy card and postage paid return envelope;

o  by telephone, using the toll free number on your proxy card;

o  through the Internet, using the website address on your proxy card and proxy statement; or

o  in person at the shareholder meeting.

Q:  Whom should I call for additional information about this proxy statement?
A:  Please call 1-800-SKANDIA.

Q:  Will I be solicited regarding my votes?
A: The Funds have retained  Georgeon  Shareholder  Communications,  Inc., a professional  proxy  solicitation  firm, to assist with the solicitation  of proxies  for the  meeting.  Georgeson's  representatives  may  contact  Fund  shareholders  whose  votes have not been received in the weeks prior to the meeting.

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                          One Corporate Drive
                                                             P.O. Box 883
                                                      Shelton, Connecticut 06484

                                               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                              To be held
                                                             April 3, 2003

To the Shareholders of the Funds of American Skandia Advisor Funds, Inc.:

         Notice is hereby  given that a Special  Meeting of  Shareholders  of each series (the  "Funds")  of American  Skandia  Advisor
Funds,  Inc. (the "Company") will be held at One Corporate  Drive,  Shelton,  Connecticut  06484 on April 3, 2003 at 10:00 a.m. Eastern
Standard Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

I.       For each Fund, to approve a new  investment  management  agreement  between the Company,  on behalf of each Fund, and American
         Skandia Investment Services, Inc. and Prudential Investments LLC;

II.      For each Fund, to approve the election of eleven Directors to the Company's Board of Directors;

III.     For each Fund, to approve changes in the Funds' fundamental investment restriction concerning lending;

IV.      For each Fund, to approve changes in the Funds' fundamental investment restriction concerning borrowing; and

V.       For certain Funds, to approve a change in the Fund's fundamental investment restriction with respect to diversification.

         The  matters  referred  to above are  discussed  in  detail  in the Proxy  Statement  attached  to this  Notice.  The Board of
Directors has fixed the close of business on February 3, 2003 as the record date for  determining  shareholders  entitled to notice of, and to vote at, the  Meeting,  and only  holders of record of shares at the close of business  on that date are  entitled to notice of, and to vote at,  the  Meeting.  Each  share of the Fund is  entitled  to one vote  with  respect  to a  proposal  on which  the  Fund's shareholders are entitled to vote.

         You are  cordially  invited to attend the Meeting.  If you do not expect to attend,  you are  requested to complete,  date and sign the enclosed  form (or forms) of proxy and return it promptly in the envelope  provided for that purpose.  Alternatively,  you may vote by  telephone  or  electronically  as described  in the Proxy  Statement.  The proxy is being  solicited on behalf of the Board of
Directors.

YOUR VOTE IS  IMPORTANT.  IN ORDER TO AVOID THE  UNNECESSARY  EXPENSE  OF  FURTHER  SOLICITATION,  WE URGE YOU TO VOTE ON THE  ENCLOSED
PROXY,  DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE  PROVIDED,  NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE, OR TAKE
ADVANTAGE OF THE  ELECTRONIC OR  TELEPHONIC  VOTING  PROCEDURES  DESCRIBED IN THE PROXY  STATEMENT  AND PROXY CARD.  YOU MAY REVOKE THE
PROXY AT ANY TIME PRIOR TO ITS USE.  THEREFORE,  BY APPEARING AT THE MEETING,  AND REQUESTING  REVOCATION PRIOR TO THE VOTING,  YOU MAY
REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                                                                By order of the Board of Directors

                                                                                Edward P. Macdonald
                                                                                /s/Edward P. Macdonald
                                                                                Secretary
                                                                                American Skandia Advisor Funds, Inc.
February 20, 2003

                                                            PROXY STATEMENT

                                                 AMERICAN SKANDIA ADVISOR FUNDS, INC.
                                                          One Corporate Drive
                                                             P.O. Box 883
                                                      Shelton, Connecticut 06484

                                                 ASAF Strong International Equity Fund
                                             ASAF William Blair International Growth Fund
                                            ASAF American Century International Growth Fund
                                                  ASAF DeAM International Equity Fund
                                                    ASAF PBHG Small-Cap Growth Fund
                                                    ASAF DeAM Small-Cap Growth Fund
                                                   ASAF Gabelli Small-Cap Value Fund
                                                ASAF Goldman Sachs Mid-Cap Growth Fund
                                               ASAF Neuberger Berman Mid-Cap Growth Fund
                                               ASAF Neuberger Berman Mid-Cap Value Fund
                                                    ASAF Alger All-Cap Growth Fund
                                                    ASAF Gabelli All-Cap Value Fund
                                                     ASAF INVESCO Technology Fund
                                                   ASAF INVESCO Health Sciences Fund
                                                     ASAF ProFund Managed OTC Fund
                                                       ASAF Alliance Growth Fund
                                                   ASAF Marsico Capital Growth Fund
                                              ASAF Goldman Sachs Concentrated Growth Fund
                                                    ASAF DeAM Large-Cap Growth Fund
                                                  ASAF T. Rowe Price Tax Managed Fund
                                              ASAF Alliance/Bernstein Growth + Value Fund
                                                ASAF Sanford Bernstein Core Value Fund
                                                    ASAF DeAM Large-Cap Value Fund
                                             ASAF Sanford Bernstein Managed Index 500 Fund
                                                 ASAF Alliance Growth and Income Fund
                                                   ASAF MFS Growth with Income Fund
                                                   ASAF INVESCO Capital Income Fund
                                             ASAF American Century Strategic Balanced Fund
                                                  ASAF Federated High Yield Bond Fund
                                                   ASAF PIMCO Total Return Bond Fund
                                                        ASAF Money Market Fund

                                                    SPECIAL MEETING OF SHAREHOLDERS
                                                              To be held
                                                             April 3, 2003

         This proxy  statement and enclosed form of proxy are being  furnished in connection  with the  solicitation  of proxies by the
Board of Directors of American  Skandia  Advisor  Funds,  Inc. (the  "Company")  for use at a special  meeting of  shareholders  of the various investment  portfolios of the Company to be held at One Corporate Drive,  Shelton,  Connecticut 06484 on April 3, 2003 at 10:00
a.m. Eastern Standard Time (the "Meeting"),  or at any adjournment  thereof,  for the purposes set forth in the accompanying  Notice of
Meeting  ("Notice").  The first mailing of proxies and proxy  statements to  shareholders is anticipated to be on or about February 24,
2003.

Voting Matters

         Shares of each fund (a "Fund") of the Company held by a  shareholder  will be voted by the Company in  accordance  with voting instructions  received from such shareholder.  Proxies submitted without voting  instructions will be voted FOR the proposals set forth in the Notice.

         Voting  instructions  will be solicited  principally by mailing this Proxy Statement and its enclosures,  but proxies also may be  solicited  by  telephone,  telegraph,  or in person by officers or agents of the  Company.  You may call toll free in order to vote your  proxy  by  telephone  using  the  telephone  number  on your  proxy  card.  You may  also  vote  over the  Internet  by  visiting
www.americanskandia.com, looking for the "Vote" link and following the instructions provided.

         The Company has engaged Georgeson Shareholder Communications,  Inc. ("Georgeson"),  a professional proxy solicitation firm, to assist in the solicitation of proxies,  for a fee of $37,200 plus reasonable  expenses  incurred  throughout the solicitation  process.
American Skandia,  Inc. ("ASI") will pay the costs of the Meeting,  including the costs related to the solicitation of proxies.  As the
Meeting date  approaches,  you may receive a phone call from a  representative  of  Georgeson if the Company has not yet received  your vote.  Georgeson may ask you for  authority,  by telephone,  to permit  Georgeson to execute your voting  instructions  on your behalf.
Georgeson will record all  instructions it receives from  shareholders by telephone,  and the proxies it signs in accordance with those instructions,  in accordance with the procedures set forth below that are intended to determine  accurately the shareholder's  identity and voting instructions.

         When  soliciting  a proxy by  telephone,  the  Georgeson  representative  will ask you on a recorded  line for your full name, address, the last four digits of your social security number or employer  identification  number, title (if the person giving the proxy is authorized to act for an entity,  such as a corporation),  the number of shares of the Fund (if known) owned and to confirm that you have received the proxy  statement in the mail. The Georgeson  representative  will then explain the voting  process.  Georgeson is not permitted to and shall not  recommend to you how to vote.  Georgeson  will record your  instructions  and transmit them to the official tabulator  and,  within 72 hours,  send you a letter by first class mail or mailgram  to confirm  your vote.  That letter will also ask you to call Georgeson immediately if the confirmation does not reflect your instructions correctly.

         The Annual Report of the Company,  including audited financial  statements for the fiscal year ended October 31, 2002 has been previously  sent to  shareholders.  The Company will furnish  additional  copies of the Annual  Report to a  shareholder  upon request, without charge, by writing to the Company at the above address or by calling 1-800-752-6342.

         Shareholders  of record of any Fund at the close of business on February 3, 2003 (the  "Record  Date") are  entitled to notice of, and to vote at, the Meeting.  Each  shareholder is entitled to one vote for each full share,  regardless of class.  Shareholders of each Fund are entitled to vote on each Proposal  discussed in this Proxy  Statement,  and each Fund votes  separately on each Proposal.
Therefore,  if a Proposal is approved by  shareholders  of certain  Funds but not others,  the Proposal will be  implemented  only with respect to those Funds for which shareholder approval has been obtained.

Management of the Funds

         American  Skandia  Investment  Services,  Inc.  ("ASISI") is the  investment  manager for all the Company's  Funds.  ASISI has served as investment  manager since 1992 and currently  serves as investment  manager to a total of 72 investment  company  portfolios.
ASISI is a wholly-owned  subsidiary of ASI. ASI is also the owner of American Skandia  Marketing,  Incorporated  ("ASM"),  which serves as the  distributor  of the  Company.  The  principal  offices of ASISI,  ASI and ASM are  located  at One  Corporate  Drive,  Shelton,
Connecticut  06484. ASI is indirectly owned by Skandia  Insurance  Company Ltd. (publ) ("SICL"),  an insurance  company organized under the laws of the kingdom of Sweden, located at Sveavagen 44, S-103, Stockholm, Sweden.

         ASISI serves as Investment  Manager to each Fund pursuant to investment  management  agreements  with the Company with respect to each Fund (the  "Investment  Management  Agreements").  The Investment  Management  Agreements  provide that ASISI will furnish each
Fund with investment  advice and  administrative  services  subject to the supervision of the Board of Directors and in conformity with the stated policies of the applicable Fund. The Investment  Management  Agreements also provide,  among other things,  that in carrying out its  responsibility  to  supervise  and  manage all  aspects of the Fund's  operations  including  the  executive,  administrative, accounting,  custody, transfer agency and shareholder servicing services that are deemed advisable by the Directors,  ASISI may engage, subject to approval of the Board of Directors and,  where  required,  the  shareholders  of a Fund, a sub-advisor  to provide  advisory services in relation to the Fund.  ASISI may delegate to the sub-advisor the duty,  among other things,  to formulate and implement the
Fund's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Fund.

         The Company has obtained an exemption from the Securities and Exchange  Commission that permits ASISI,  subject to approval by the  Board of  Directors  of the  Company,  to enter  into new  sub-advisory  agreements  with one of more  sub-advisors  or to  change sub-advisors,  without obtaining  shareholder approval of the changes.  This exemption (which is similar to exemptions granted to other investment  companies that are organized in a similar manner as the Company) is intended to facilitate  the efficient  supervision  and management of the sub-advisors by ASISI and the Directors.

         In accordance  with this provision for delegation of authority,  ASISI has entered into a sub-advisory  agreement with respect to each  Fund,  pursuant  to which  the  above  duties  have been  delegated  by ASISI to the  sub-advisor.  The  sub-advisors  receive compensation  for their services from ASISI out of the investment  management  fee ASISI receives from each Fund; the  sub-advisors  do not receive compensation directly from any Fund.

         The  Administrator of each Fund is PFPC Inc., a Delaware  corporation  located at 103 Bellevue Parkway,  Wilmington,  Delaware
19809.

Acquisition of ASI by Prudential Financial, Inc.

         On December 19, 2002,  SICL entered into a stock purchase  agreement (the "Purchase  Agreement") to sell 90% of ASI and all of
ASI's  businesses,  including  ASISI, to Prudential  Financial,  Inc.  ("Prudential"  or "Purchaser")  (the  "Transaction")  for $1.265
billion.  The  remaining  10%  interest in ASI and its  business  will be retained  by SICL  subject to certain  SICL rights to require
Prudential to purchase its remaining  interest and certain  Prudential rights to purchase such remaining  interest from SICL on demand.
Prudential,  751 Broad  Street,  Newark,  New Jersey  07102,  serves  retail and  institutional  customers  worldwide  and includes The
Prudential  Insurance  Company of America,  one of the largest  life  insurance  companies  in the U.S.  Prudential  companies  offer a variety of products and services,  including life insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement  related services and  administration,  asset  management,  securities  brokerage,  banking and trust services,  real estate brokerage  franchises  and  relocation  services.  The  Prudential  companies  had  approximately  $557  billion in total  assets under management and  administration  as of September 30, 2002.  Consummation  of the  Transaction  is subject to a number of  contingencies, including  receipt  of  regulatory  and  shareholder  approvals  and  satisfaction  of other  closing  conditions.  The goal of ASI and
Prudential is to complete the  Transaction  during the second quarter of 2003 (the  "Closing").  Among the other closing  conditions to
Prudential's  obligations  under the Purchase  Agreement to complete the Transaction is the condition that shareholder  approvals shall have been received and shall be in full force and effect with respect to investment  companies (and each series thereof)  registered as investment  companies  under  the  Investment  Company  Act  for  which  ASI or any of its  subsidiaries  acts as  investment  advisor, administrator  or  sub-advisor  having not less than 75% of such funds'  assets under  management  as of the  consummation  date of the
Transaction.

         ASISI does not expect that the Company's  operations will be materially  affected,  at least immediately,  by the Transaction.
ASISI does not currently  anticipate that there will be any immediate changes in the sub-advisors  engaged by the Company in connection with the  Transaction.  ASI and  Prudential  are  beginning  the  process of  evaluating  capabilities  across  the ASI and  Prudential companies,  including ASISI, and, where appropriate,  considering changes designed to maximize  investment and operations  capabilities and achieve expense and resource efficiencies to be implemented following the Transaction.

Summary of Proposals

         Shareholders  of the Funds are being asked to consider and vote on the five  Proposals  set forth in the Notice and  described in more detail below.  Each Proposal, with the exception of Proposal V, relates to all Funds.
o        Under Proposal I, the shareholders of each Fund are being asked to approve a new investment  management  agreement between the
     Company,  on behalf of the  Funds,  and ASISI,  and  Prudential  Investments  LLC  ("PI"),  as  co-managers.  If  approved  by the shareholders of each Fund, the new investment  management  agreement would provide for the  uninterrupted  management of each Fund after the  Transaction,  because the current  separate  Investment  Management  Agreement for each Fund with ASISI will  terminate automatically upon completion of the Transaction.
o        Under  Proposal II, the  shareholders  of each Fund are being asked to elect eleven (11)  Directors to the Company's  Board of
     Directors  (the  "Board" or  "Directors")  to serve  until their  respective  successors  have been  elected  and  qualified  (the
     "Nominees").
o        Under  Proposal  III,  the  shareholders  of each  Fund are  being  asked to  approve  a change  to a  fundamental  investment restriction  with respect to the lending  activities of the Funds that would allow a Fund to lend money  directly to another Fund.
     Currently,  a Fund is permitted to lend portfolio  securities to certain borrowers  pursuant to the Company's  securities  lending program.  It is proposed that the current  fundamental  investment  restriction  be broadened to  explicitly  allow the lending of money between Funds in order to implement the operation an interfund credit facility  pursuant to which a Fund could lend money to another  Fund  (the  "Interfund  Credit  Facility").  If  approved  by the  shareholders  of a Fund,  the  fundamental  investment restriction would be amended to allow such interfund  lending of money in addition to the lending  activities that are permissible under the current fundamental investment restriction.
o        Under Proposal IV, the shareholders of each Fund are being asked to approve a change to a fundamental  investment  restriction with respect to the  borrowing  activities of the Funds that would allow a Fund to borrow money from another Fund for temporary or emergency  purposes.  Currently,  a Fund is permitted to borrow money for temporary or emergency purposes only from banks or other persons as permitted by  applicable  law. In order to implement the operation of the  Interfund  Credit  Facility,  it is proposed that the current  fundamental  investment  restriction be broadened to explicitly  allow a Fund to borrow money from another Fund.
     If approved by the  shareholders of a Fund, the  fundamental  investment  restriction  would be amended to allow such borrowing of money from other Funds in addition to the borrowing  arrangements  that are permissible under the current  fundamental  investment restriction.

o    Under Proposal V, the  shareholders  of the ASAF Goldman Sachs  Concentrated  Growth Fund will be asked to approve a change in the
     Fund's fundamental  investment restriction with respect to diversification such that the Fund will be changed from a "diversified"
     fund to a  "non-diversified"  fund,  as defined in the  Investment  Company Act, and the  shareholders  of the ASAF Goldman  Sachs
     Mid-Cap  Growth  Fund will be asked to  approve  a change  in the  Fund's  fundamental  investment  restriction  with  respect  to diversification  such that the Fund will be changed  from a  "non-diversified"  fund to a  "diversified"  fund,  as defined in the
     Investment  Company Act.  These changes are proposed in order to accommodate  the manner in which the Funds' current  sub-advisor,
     Goldman Sachs Asset Management, proposes to manage each Fund.

                                                              PROPOSAL I

                                             APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

         Shareholders  of each of the Funds are being asked to approve a new  Investment  Management  Agreement  (the "New  Agreement")
among the Company,  on behalf of each Fund,  ASISI,  and PI.  Approval of the New  Agreements is sought so that the  management of each
Fund  can  continue  uninterrupted  after  the  Transaction,  because  the  current  Investment  Management  Agreements  (the  "Current
Agreements") will terminate automatically upon completion of the Transaction.

         The goal of ASI and  Prudential  is to  complete  the  Transaction  during the  second  quarter  of 2003 but  satisfaction  of necessary  closing  conditions,  including among other things,  obtaining  required  regulatory  approvals,  could defer the completion date.  As a result of the  Transaction,  ASI will become an  indirectly  owned  subsidiary  of  Prudential.  ASISI will remain a direct wholly  owned  subsidiary  of ASI.  Under the  Proposal,  PI would act as a  co-manager  to the Company  and each Fund with  ASISI.  As co-manager,  PI would  provide  supervision  and  oversight  of ASISI's  investment  management  responsibilities  with  respect to the
Company.  As provided in the New Agreement,  PI would be accountable to the Board for the  performance of its duties as co-manager.  PI expects to also provide  integration  planning and related services to ASISI. In this regard,  Prudential may decide at a later date to integrate the separate  legal  entities of PI and ASISI into a single entity at which time the  surviving  investment  advisor would be responsible for providing  services  formerly  provided by ASISI and PI and, in return,  would receive fees formerly received under the
New Agreement by ASISI.

         The change of ownership of ASISI  resulting  from the  Transaction  will be deemed under the  Investment  Company Act to be an assignment  of  the  Current  Agreements.  The  Current  Agreements  provide  for  their  automatic  termination  upon  an  assignment.
Accordingly,  the New  Agreement is proposed for approval by  shareholders  of each Fund.  The single New  Agreement  would replace the separate  Current  Agreement  for each Fund,  subject to the  approval of such Fund's  shareholders.  The form of the New  Agreement is attached  as Exhibit A to this Proxy  Statement  and the  description  of its terms in this  section is  qualified  in its  entirety by reference to Exhibit A.

         Exhibit B attached hereto  reflects the date of each Current  Agreement,  the rate of compensation  paid to ASISI with respect to each Fund, and the aggregate  amount of ASISI's fee with respect to each Fund for the last fiscal year.  Each Current  Agreement was last approved by the Board on April 11, 2002 at an in-person  meeting called for the purpose of considering  the annual  re-approval of the Current Agreements.

         The rate of  compensation  paid by each  Fund  under the New  Agreement  will be the same as the rate  paid  under the  Fund's
Current  Agreement.  Neither ASISI nor PI anticipate that the Transaction  will cause any reduction in the nature,  scope or quality of services  now  provided  to any Fund by ASISI  pursuant to the Current  Agreement  for such Fund or have any adverse  effect on ASISI's ability to fulfill its obligations to the Funds.

         Terms of the Current  Agreements.  Each Current  Agreement  provides that ASISI will furnish each Fund with investment  advice and certain  administrative  services with respect to the applicable Fund's assets subject to the supervision of the Board of Directors and in conformity with the stated policies of the applicable Fund.

         In the case of each Fund, the Current  Agreement  provides,  among other things,  that in carrying out its  responsibility  to supervise  and manage all aspects of the Fund's  operations,  ASISI may engage,  subject to approval of the Board of  Directors  of the
Company and,  where  required,  the  shareholders  of the Fund,  a  sub-advisor  to provide  advisory  services to the Fund.  ASISI may delegate to the sub-advisor  the duty,  among other things,  to formulate and implement the Fund's  investment  program,  including the duty to determine  what issuers and  securities  will be purchased  for or sold from the Fund. In  accordance  with this  provision for delegation of authority,  ASISI has entered into a separate  sub-advisory  agreement  with respect to each Fund,  pursuant to which the above  duties  have been  delegated  by ASISI to a  sub-advisor  who  receives  compensation  for its  services  from  ASISI out of the investment management fee ASISI receives from each Fund; the sub-advisors do not receive compensation directly from any Fund.

         Each Current  Agreement  provides that neither ASISI nor its personnel shall be liable for any error of judgment or mistake of law or for any act of omission in the  administration or management of the applicable Fund, except for willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its or their duties or by reason of reckless  disregard of its or their  obligations  and duties under the Current Agreement.

         Each Current  Agreement will continue in effect from year to year,  provided it is approved at least annually by a vote of the majority  of the  Directors  who are not  parties  thereto  or  interested  persons  of any such  party,  cast in  person  at a meeting specifically  called for the purpose of voting on such approval,  or by the vote of the majority of the outstanding  voting  securities of each Fund.  Each Current  Agreement may be  terminated  without  penalty on sixty days' written  notice by vote of a majority of the
Board of Directors  or by ASISI,  or by holders of a majority of the  applicable  Fund's  outstanding  shares,  and will  automatically terminate in the event of its "assignment" as that term is defined in the Investment Company Act.

         New  Agreement.  At a meeting of the Board held in person on January  24,  2003  called  for the  purpose of  considering  the approval of the New  Agreement,  the New Agreement was  unanimously  approved by the Board,  including all of the Directors who are not interested  parties to the New  Agreements or interested  persons of such parties  ("Independent  Directors").  The New  Agreement,  as
approved by the Board,  is submitted for approval by the  shareholders  of each Fund. The New Agreement  must be voted upon  separately by the shareholders of each Fund.

         If the New  Agreement is approved by the  shareholders  of a Fund, it will take effect as to such Fund and replace such Fund's
Current Agreement upon the closing of the Transaction.  Subject to earlier  termination,  the New Agreements then will remain in effect through March 31, 2005,  and will continue from year to year  thereafter,  provided  that such  continuance  is approved  annually with respect to each Fund (i) by the Board or by the vote of the majority of the  outstanding  voting  securities  of the  particular  Fund, and, in either case, (ii) by a majority of the Independent Directors.

         In brief, the New Agreement specifically provides that:

         o ASISI and PI jointly will administer each Fund's business  affairs and supervise each Fund's  investments.  Subject to Board approval,  ASISI and PI may select and employ one or more  sub-advisors for a Fund, who will have primary  responsibility  for determining what investments the Fund will purchase, retain and sell;

         o Subject to Board approval,  ASISI and PI may reallocate a Fund's assets among sub-advisors  including (to the extent legally permissible) affiliated sub-advisors, consistent with the Fund's investment objectives;

         o ASISI and PI (or a  sub-advisor,  acting under ASISI and PI's  supervision)  will select brokers to effect trades for a Fund
         (which broker may be an affiliate); and

         o Each Fund will pay advisory  fees under its New Agreement at the same  advisory fee rate  currently  paid by such Fund under the Current Agreement.

         Among other  things,  the New  Agreement  clarifies  that ASISI and PI may  appoint  multiple  sub-advisors  for each Fund and reallocate the Funds' assets among the multiple  sub-advisors  so appointed upon Board  approval only and without  seeking  shareholder approval.  For example,  this means that a Fund that has allocated  100% of its assets to one  sub-advisor  would be able to change the allocation to 50% to that  sub-advisor  and 50% to a second existing or newly appointed  sub-advisor  with Board approval,  but without getting shareholder approval.  Alternatively,  if a Fund has allocated 50% of its assets to each of two sub-advisors,  it would be able to change  the  allocation  to 75% of its  assets to one  sub-advisor  and 25% to the other  sub-advisor  without  seeking  shareholder approval.  Although  the New  Agreement  specifically  provides  for  re-allocation  of assets  among  sub-advisors,  the  Company  has historically  taken the position that multiple  sub-advisors  may be engaged for each Fund and that the Company can re-allocate  assets in this manner.  However,  the Board believes that  clarifying  this matter in the investment  management  agreement at this time is in the best interests of the shareholders.

         In addition, PI will consider,  where appropriate,  recommending the appointment of affiliated sub-advisors to manage all or a segment of a Fund, subject to Board and shareholder approval requirements.

         Pursuant to the current sub-advisory  agreements (the "Current  Sub-Advisory  Agreements") between ASISI and the sub-advisors, as noted  above,  day-to-day  management  of each  Portfolio  is carried  out by each  sub-advisor  engaged  by ASISI  under its direct supervision.  Similar to the Current Agreements,  each Current  Sub-Advisory  Agreement will automatically  terminate at the closing of the  Transaction  as a result  of its  "assignment."  The  Current  Sub-Advisory  Agreement  also  will  terminate  by its terms as any assignment  of the Current  Agreements  will cause the  termination  of the Current  Sub-Advisory  Agreement.  If the New  Agreement is
approved by  shareholders,  new  sub-advisory  agreements  (the "New  Sub-Advisory  Agreements")  will take effect upon  closing of the
Transaction.  The New  Sub-Advisory  Agreements  will  reflect  the  changes  made  in the New  Agreement.  Shareholders  will  receive information statements within ninety (90) days following the closing of the Transaction regarding the New Sub-Advisory Agreements.

         The New  Agreement and the Current  Agreements do not have  identical  provisions  relating to PI's or ASISI's  liability to a
Fund if the Fund should suffer a loss in connection with the performance of their duties  thereunder.  Each Current Agreement  provides that ASISI  will be liable to a Fund only in the event of ASISI's  willful  misfeasance,  gross  negligence,  bad  faith,  or  reckless disregard of its duties.  The New  Agreement  also  provides  that ASISI or PI will be liable  (jointly and  severally) to a Fund for a loss  resulting  from willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of their duties and  obligations  as co-managers.  In addition,  the New Agreement  states that PI or ASISI may be liable for a breach of its  fiduciary  duty to a Fund, up to the amount of the Fund's actual damages and not to exceed the advisory fee previously  paid by the Fund over a certain  period.  The
Current Agreement does not limit ASISI's liability to the Fund in this manner.

         Any  investment  program  undertaken by ASISI pursuant to each New Agreement,  as well as any other  activities  undertaken by
ASISI on behalf of the applicable Fund pursuant  thereto,  shall at all times be subject to any directives of the Board.  This proposal to approve the New Agreement seeks no increase in advisory fees for any of the Funds.

         Information  about ASISI.  ASISI is a Connecticut  corporation  organized in 1991 and is  registered as an investment  advisor with the Securities and Exchange  Commission.  Prior to April 7, 1995, ASISI was known as American Skandia Life Investment  Management,
Inc. ASISI  furnishes  each Fund with  investment  advice and certain  administrative  services with respect to the  applicable  Fund's assets subject to the supervision of the Board of Directors and in conformity with the stated policies of the applicable Fund.

         ASISI may engage,  subject to approval of the Board and,  where  required,  the  shareholders  of the Fund, a  sub-advisor  to provide  advisory  services  to the Fund.  ASISI may  delegate to the  sub-advisor  the duty,  among other  things,  to  formulate  and implement the Fund's  investment  program,  including the duty to determine what issuers and  securities  will be purchased for or sold from the Fund. In accordance  with this  provision for delegation of authority,  ASISI has entered into a  sub-advisory  agreement with respect to each Fund,  pursuant to which the above duties were delegated by ASISI to a sub-advisor  who receives  compensation  for its services from ASISI out of the investment  management fee ASISI receives from each Fund; the  sub-advisors do not receive  compensation directly from any Fund.

         ASISI is a  wholly-owned  subsidiary  of American  Skandia,  Inc. ASI is also the owner of ASLAC and ASM,  which serves as the distributor  of the Company.  The  principal  offices of ASISI,  ASI,  ASLAC and ASM are located in the same  building at One Corporate
Drive, Shelton, Connecticut 06484.  ASI is indirectly owned by SICL.

         The table below lists the name and  principal  occupation  of the officers of ASISI who are also  officers or directors of the
Company.  The address of each person is One Corporate Drive,  Shelton,  Connecticut  06484.  Wade A. Dokken serves as both CEO of ASISI and Board Chairman of the Company.  John Birch,  Richard G. Davy,  Jr.,  Edward P.  Macdonald,  J. David  Greenwald and Scott H. Rhodes
serve as officers of ASISI and the Company.

Name                                        Position and Principal Occupation with ASISI
Wade A. Dokken                              Chief Executive Officer
John Birch                                  Senior Vice President & Chief Operating Officer
Richard G. Davy, Jr.                        Vice President
Edward P. Macdonald                         Chief Counsel & Anti Money Laundering Officer
J. David Greenwald                          Director of Mutual Fund Operations
Scott H. Rhodes                             Mutual Fund Controller

         Interests of Officers and Directors in the  Transaction.  Certain  officers and Directors of the Company who are also officers or  employees  of ASISI may have  interests  in the  Transaction  arising out of certain  benefit  programs in which they  participate.
Previously  granted stock  options and phantom  stock  options  issued by SICL to such officers or employees of ASISI that have not yet vested will become  vested on the earlier of their  ordinary  vesting date or the date that is twelve  months  following the closing of the  Transaction,  and shall  remain  exercisable  until the date that is eighteen  months  following  the closing of the  Transaction.
Additionally,  certain  officers or employees of ASISI who are also officers or Directors of the Company may participate in an employee long term  appreciation  plan, which will vest and become payable upon the closing of the  Transaction.  In connection with the closing of the  Transaction,  an  affiliate  of ASISI also may make bonus  payments  to certain  officers  or  employees  of ASISI who are also officers or Directors of the Company.

         Certain of the  Company's  officers and  Directors who are officers or employees of ASISI  participate  in severance  plans or have entered into  agreements  with ASISI or its  affiliates  that provide for enhanced  severance  benefits in the event that they are terminated  in  connection  with or  following  the  closing of the  Transaction.  Such  officers or  employees  of ASISI would also be eligible for continuation of certain benefits during the severance pay and salary continuation  periods.  In addition,  Wade A. Dokken,
Chief Executive  Officer of ASISI and Chairperson of the Board, has been informed that following the completion of the Transaction,  he will assume a senior position with Prudential Insurance Division's Office of Strategic Planning.

         Exhibit C attached  hereto  reflects  other funds for which ASISI serves as  investment  advisor  having a similar  investment objective to certain Funds of the Company,  and indicates the assets of such other funds and ASISI's rate of  compensation  for serving as investment  advisor for such other funds.  For the 12-month  period ended September 30, 2002, the Company's  aggregate  underwriting commissions were $4,821,998, of which, $840,553 was retained by ASM, an affiliate of ASISI.

         Information  about PI. PI serves as manager to the  investment  companies  that comprise the  Prudential  mutual funds.  As of
September  30,  2002,  PI  managed  and/or  administered  open-end  and  closed-end  management  investment  companies  with  assets of approximately $84.4 billion.

         PI is a wholly-owned  subsidiary of PIFM HoldCo,  Inc.,  which is a  wholly-owned  subsidiary of Prudential  Asset  Management
Holding  Company,  which is a  wholly-owned  subsidiary  of  Prudential.  The address of PI,  PIFM HoldCo and PAMHCO is Gateway  Center
Three, 100 Mulberry Street, Newark, NJ 07102.  The address of Prudential is 751 Broad Street, Newark, NJ 07102.

         The table below lists the name and principal  occupation  of the officer in charge and the senior  officers of PI. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name                                        Position and Principal Occupation with PI
Judy A. Rice                                Officer in Charge and President, Chief Executive Officer & Chief Operating
                                            Officer
Robert F. Gunia                             Executive Vice President & Chief Administrative Officer
William V. Healey                           Executive Vice President, Chief Legal Officer & Secretary
Kevin B. Osborn                             Executive Vice President
Stephen Pelletier                           Executive Vice President
Lynn M. Waldvogel                           Executive Vice President
Keitha L. Kinne                             Senior Vice President
Marguerite E. H. Morrison                   Senior Vice President
Grace C. Torres                             Senior Vice President

         PI manages fund  investments  and  determines  the  composition  of the assets of fund  portfolios,  including  the  purchase, retention  or  sale of the  securities  and  cash  contained  in the  portfolios.  PI (or a  sub-advisor  under  PI's  supervision)  is responsible  for the selection of brokers and dealers (which may be affiliates of PI or the  sub-advisor)  to effect all  transactions, and is authorized to pay higher commissions in order to receive research services.  PI performs  administrative  services for the funds it manages and furnishes  each fund with  statistical  information  concerning  its  investments.  In general,  each fund bears its own expenses pursuant to the appropriate agreement, although PI pays the salaries of its employees who provide services to each fund.

         Exhibit  D  attached  hereto  reflects  other  funds  for which PI serves as  investment  advisor  having  similar  investment objectives to certain Funds of the Company,  and indicates the assets of such other funds and PI's rate of compensation  for serving as investment advisor for such other funds.

         Evaluation  by the Board.  The Board,  including  the  Independent  Directors,  met in person on January  24, 2003 to consider whether to approve the New  Agreement  and New  Sub-advisory  Agreements  and to  recommend  the  submission  of the New  Agreement  to shareholders  for approval.  The  Independent  Directors  were advised by their  independent  legal counsel  throughout  the evaluation process and an independent  financial advisor was selected by the Independent  Directors and engaged by the Company,  at the expense of
ASISI, to assist in their deliberations (the "Financial Advisor").

         In preparing for the meetings,  the Directors were provided with a variety of information about  Prudential,  the Transaction,
PI and ASISI.  The Directors  received from Prudential a summary of the material  provisions of the Transaction  and  Prudential's  and
PI's most recent financial statements,  including balance sheets. The Directors also reviewed information concerning:  (1) Prudential's organizational  structure  and senior  personnel;  (2)  Prudential's  operations  and,  in  particular,  its mutual fund  advisory  and distribution  activities.  Proposed  forms of New Agreement and New  Sub-advisory  Agreements  were provided to the  Directors.  Senior representatives  of ASISI and Prudential  attended the Board meeting to present  additional  information and to respond to questions by the Independent Directors.

         At the meetings,  the Directors  were informed by senior  representatives  of Prudential and ASISI that (1) the services to be provided by ASISI and PI under the New  Agreements  will be at least  equal in scope and  quality to those which have been  provided by
ASISI to the Funds under the Current  Agreements;  (2) the  investment  advisory fee rate to be paid by each Fund to ASISI and PI under its New  Agreement  will remain the same as that payable to ASISI under its Current  Agreement;  (3) ASI and  Prudential  will each use their best  efforts to avoid the  imposition  on the Company or any of the Funds of an "unfair  burden"  (as defined in the  Investment
Company Act) in connection with the  Transaction;  (4) ASISI and PI will maintain any voluntary fee waiver or expense  limitation for a
Fund currently in effect for the period  previously  discussed with the Board,  although any such fee waiver or expense  limitation may thereafter  be  terminated  by ASISI and PI and (5) it is not  expected  that the Funds'  expense  ratios will  increase  under the New
Agreement.

         In the course of their  deliberations,  the Directors  considered,  in addition to the information  described  above,  (1) the similarity  between the material  terms and  conditions of the New  Agreements and the Current  Agreements;  (2)  Prudential's  general reputation and its general  intentions at that time with respect to management of the Funds' investment  portfolios  including possible utilization of Prudential's  internal  investment  management and research  capabilities;  (3) the potential for possible  economies of scale to be realized by the Funds in light of existing  Prudential  investment  products and  services;  (4) the potential for enhanced distribution  opportunities  for the Funds' shares through access to  Prudential's  captive  distribution  force and; (5)  Prudential's stated  commitment to the maintenance of effective  compliance  programs for the Company and its compliance record in respect of mutual funds that it presently sponsors.

         In their  deliberations,  the Directors  considered  information  received in the months prior to public  announcement  of the
Transaction  from ASISI and its  affiliates  regarding  potential  adverse  developments  in the  financial  abilities of ASISI and its affiliates  to continue to provide  distribution  services  and  services to the Company and Funds  required by the Current  Agreements commensurate in scope and quality with those currently  provided.  The Directors  further  considered  discussions  with ASISI and SICL prior to the public announcement of the Transaction as to the Directors' concerns in light of these developments.

         The  Directors  received  and  considered  information  provided by the  Financial  Advisor  regarding  Prudential,  including information as to Prudential's most recent credit and financial  strength ratings,  and the anticipated  impact of the Transaction upon its financial position.

         Based on the foregoing  information and  considerations,  the Board determined that the New Agreement and the New Sub-advisory
Agreement is in each Fund's and its shareholders'  best interests.  Accordingly,  the Directors,  including the Independent  Directors, unanimously  voted to approve the New Agreement and New  Sub-advisory  Agreement for each Fund and to submit the New  Agreements to the shareholders of such Fund for approval.

         The  effectiveness of this Proposal I is conditioned upon  consummation of the Transaction.  In the event that the Transaction is not consummated,  ASISI will continue to manage each Fund pursuant to its Current  Agreement,  which will continue in full force and effect in accordance with its terms.  Shareholders  of each Fund must  separately  approve the New Agreement with respect to that Fund.
If the  shareholders  of a particular  Fund should fail to approve the New  Agreement  pertaining to that Fund and the  Transaction  is completed, the Board shall meet to consider appropriate action for that Fund.

         In the event that the  Transaction  is not completed for any reason,  including the failure of the  shareholders  of the Funds and of other investment  companies for which ASI or any of its subsidiaries  acts as investment  advisor,  administrator or sub-advisor to approve the New Agreements as required by the Purchase  Agreement,  the Directors will consider what actions,  if any, are available to the Company to provide for continuation of high quality investment management and distribution services to the Funds.

         Section 15(f) of the Investment  Company Act. ASI and Prudential will use their  reasonable best efforts to assure  compliance with the  conditions  of Section  15(f) of the  Investment  Company Act.  Section  15(f)  provides a  non-exclusive  safe harbor for an investment  advisor or any affiliated  persons thereof to receive any amount or benefit in connection  with a transaction  that results in a change in control of or identity of the investment  advisor to an investment  company as long as two  conditions  are met.  First, no "unfair burden" may be imposed on the investment  company as a result of the transaction  relating to the change in control,  or any express or implied  terms,  conditions  or  understandings  applicable  thereto.  As defined in the  Investment  Company  Act, the term
"unfair  burden"  includes any arrangement  during the two-year  period after the change in control whereby the investment  advisor (or predecessor or successor advisor),  or any interested person of any such advisor,  receives or is entitled to receive any compensation, directly or indirectly,  from the investment  company or its security  holders  (other than fees for bona fide  investment  advisory or other  services),  or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment  company (other than bona fide ordinary  compensation  as principal  underwriter  of the  investment  company).  Second, during the three year period immediately  following the change in control,  at least 75% of an investment  company's board of directors must not be "interested  persons" of the investment  advisor or the predecessor  investment  advisor with the meaning of the Investment
Company Act.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL I. ANY UNMARKED
PROXIES WILL BE SO VOTED.

                                                              PROPOSAL II

                                                        ELECTION OF ELEVEN DIRECTORS

         At the Meeting,  shareholders  of each Fund will be asked to elect  eleven (11)  Directors of the Company to hold office until their  successors  are elected and qualified.  All of the Nominees have consented to be named and have indicated  their intent to serve if elected.  If any Nominee is  unavailable  for any reason,  the Proxy holders will consult with the Board of Directors of the Company in determining how to vote the shares represented by them.

         The Board's  Nominating  Committee,  which is  comprised  solely of  Independent  Directors,  recommended,  and the full Board approved, the nomination,  subject to completion of the Transaction,  of Robert E. La Blanc, Douglas H. McCorkindale,  Stephen P. Munn,
Richard A. Redeker,  Robin B. Smith, Stephen Stoneburn,  Nancy H. Teeters,  Clay T. Whitehead,  Robert F. Gunia, Judy A. Rice and David
E. A. Carson.  As described more fully below, if elected,  Robert F. Gunia and Judy A. Rice would be Interested  Directors by virtue of their employment by PI or its affiliated companies.  The other nine Nominees, if elected,  would be Independent  Directors.  One of the current Directors,  Mr. Carson, was previously  elected to the Board by the shareholders and the other Directors;  however,  Mr. Carson is being proposed for  re-election  to conform with certain  requirements  of Maryland law.  Misses Smith and Teeters,  and Messrs.  La
Blanc,  McCorkindale,  Munn,  Redeker,  Stoneburn and  Whitehead  currently  serve as  Independent  Directors of registered  management investment  companies  managed by PI. The election of the Nominees other than Mr. Carson is contingent in each case upon  completion of the  Transaction.  The current  Directors  believe  that the election of the Nominees  will  facilitate  the ability of ASISI and PI as co-managers  to provide  efficient  investment  services to the Funds and result in a Board that is familiar  both with the Company and the services and resources each of ASISI and PI.

         The Company  currently has six Directors,  five of whom are  Independent  Directors,  and one of whom,  Wade A. Dokken,  is an
Interested  Director.  Following  the election of the Nominees  and  completion  of the  Transaction,  it is expected  that five of the current  Directors,  Wade A. Dokken,  Thomas M.  O'Brien,  John A.  Pileski,  Julian A. Lerner and F. Don  Schwartz,  will  resign.  As described  above,  current  Director David E. A. Carson is a Nominee for election by  shareholders  and, if elected,  would continue to serve on the Board whether or not the Transaction is completed.

         Accordingly,  if  Proposal II is approved  by  shareholders,  upon  Closing of the  Transaction  the  Company's  Board will be comprised of eleven (11) Directors  including nine (9) Independent  Directors and two (2) Interested  Directors.  In the event that the
Transaction is not  completed,  the current  Directors  would  continue in office as their  successors  would not have been elected and qualified.

         The table below  indicates,  as to each of the  Nominees  for  election as a Director  as well as the  current  Directors  and officers of the Company,  the following  information:  his or her name, position with the Company (if applicable),  age, period of time served on the Board,  principal  occupation  during the past five years,  the number of  portfolios in the Fund Complex  overseen,  and other directorships held in public companies.

Current Independent Directors and Nominee:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address                         Served(1)                                                            by
                              Position                      Principal Occupation During Past 5 Years       Director/Trustee *
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson            Director     Director since   Director (January 2000 to May 2000)                    72
(68)                            and          April, 1992    Chairman (January 1999 to December 1999)
People's Bank                 Nominee                       Chairman and Chief Executive Officer
1 Financial Plaza,                                          (January 1998 to December 1998)
Second Floor                                                President, Chairman and Chief Executive
Hartford, Connecticut                                       Officer (1983 to December 1997)
06103                                                       People's Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating and UIL Holdings, a utility company, since May 1993.  He has also served as a Trustee of Mass Mutual Institutional Funds and Mass Mutual Series Funds, a mutual fund company, since 1996.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner              Director     Director since   Retired since 1995                                     72
(78)                                       November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road                                         (1986 to 1995)
Suite 208                                                   AIM Charter Fund and AIM Summit Fund
Dallas, Texas 75230

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.  He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien             Director     Director since   President and Chief Executive Officer                  72
(52)                                         April, 1992    May 2000 to present
Atlantic Bank of New York                                   Atlantic Bank of New York
960 Avenue of the
Americas                                                    Vice Chairman
New York, NY 10001                                          January 1997 to April 2000
                                                            North Fork Bank

                                                            President and Chief Executive Officer:
                                                            December 1984 to December 1996
                                                            North Side Savings Bank

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
John A. Pileski             Director and   Director since   Retired since June 2000                                72
(63)                          Nominee      February, 2001
43 Quaquanantuck Lane                                       Tax Partner
Quogue, NY 11959                                            (July 1974 to June 2000)
                                                            KPMG, LLP

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Pileski has served as a Director of New York Community Bank since April, 2001.  He has also served as a Director of Queens Museum of Art since January 1997 and as a Director of Surf Club of Quogue, Inc. since May 1980.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz               Director     Director since   Management Consultant                                  72
(67)                                         April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the Company,  as well as the 41  Portfolios  included in
American Skandia Trust, all of which are series of an investment company managed by the Investment Manager.

Proposed Independent Nominees:

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address+                        Served(1)                                                            by
                              Position                      Principal Occupation During Past 5 Years        Director/Trustee
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Robert E. La Blanc (68)     No Position          N/A        President (since 1981) of Robert E. La Blanc           N/A
                            with Company                    Associates, Inc. (telecommunications);
                                                            formerly General Partner at Salomon Brothers
                                                            and Vice-Chairman of Continental Telecom.
                                                            Trustee of Manhattan College.
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor
Manufacturing, Ltd. (Singapore)(since 1998), Titan Corporation (electronics, since 1995), Computer Associates International,
Inc. (since 2002) (software company); Director (since 1999) of First Financial Fund, Inc. and Director (since April 1999) of
The High Yield Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Douglas H. McCorkindale     No Position          N/A        Chairman (since February 2001), Chief                  N/A
(63)                        with Company                    Executive Officer (since June 2000) and
                                                            President (since September 1997) of Gannett
                                                            Co. Inc. (publishing and media); formerly
                                                            Vice Chairman (March 1984-May 2000) of
                                                            Gannett Co. Inc.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of Gannett Co., Inc.; Continental Airlines, Inc. (since 1991); Lockheed Martin Corp.
(aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Stephen P. Munn (60)        No Position          N/A        Chairman  of  the  Board   (since  1994)  and          N/A
                            with Company                    formerly Chief Executive Officer  (1998-2001)
                                                            and    President   of   Carlisle    Companies
                                                            Incorporated.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies
Incorporated (manufacturer of industrial products); Director of Gannett Co., Inc. (publishing and media).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Richard A. Redeker (59)     No Position          N/A        Management consultant; formerly employee of            N/A
                            with Company                    Prudential Investments (October
                                                            1996-December 1998); formerly, President,
                                                            Chief Executive Officer and Director
                                                            (October 1993-September 1996) of Prudential
                                                            Mutual Fund Management, Inc.(PMF); Executive
                                                            Vice President, Director and Member of the
                                                            Operating Committee (October 1993-September
                                                            1996) of Prudential Securities Incorporated
                                                            (Prudential Securities); Director (October
                                                            1993-September 1996) of Prudential
                                                            Securities Group, Inc.; Executive Vice
                                                            President (January 1994-September 1996) of
                                                            The Prudential Investment Corporation;
                                                            Director (January 1994-September 1996) of
                                                            Prudential Mutual Fund Distributors, Inc.
                                                            and Prudential Mutual Fund Services, Inc.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Robin B. Smith (63)         No Position          N/A        Chairman of the Board (since January 2003)             N/A
                            with Company                    of Publishers Clearing House (direct
                                                            marketing), formerly Chairman and Chief
                                                            Executive Officer (August 1996-January 2003)
                                                            of Publishers Clearing House.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director of BellSouth Corporation (since 1992) and Kmart Corporation (retail) (since 1996).
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Stephen Stoneburn (59)      No Position          N/A        President and Chief Executive Officer (since           N/A
                            with Company                    June 1996) of Quadrant Media Corp. (a
                                                            publishing company); formerly President
                                                            (June 1995-June 1996) of Argus Integrated
                                                            Media, Inc.; Senior Vice President and
                                                            Managing Director  (January 1993-1995) of
                                                            Cowles Business Media and Senior Vice
                                                            President of Fairchild Publications, Inc
                                                            (1975-1989).

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Nancy H. Teeters (72)       No Position          N/A        Economist;  Formerly Vice President and Chief          N/A
                            with Company                    Economist of International  Business Machines
                                                            Corporation;   Director   of   Inland   Steel
                                                            Industries   (July    1984-1999);    Formerly
                                                            Governor  of the Federal  Reserve  (September
                                                            1978 - June 1984).

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
Clay T. Whitehead (64)      No Position          N/A        President  (since 1983) of National  Exchange          N/A
                            with Company                    Inc. (new business development firm).
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Director (since 2000) of First Financial Fund, Inc. and Director (since 2000) of The High Yield
Plus Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------

+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Proposed Interested Directors(2):

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
                                                                                                                Number of
                                                                                                           Portfolios in Fund
                                           Length of Time                                                   Complex Overseen
Name, Age and Address+                        Served(1)                                                    by Director/Trustee
                              Position                      Principal Occupation During Past 5 Years
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
  Robert F. Gunia (56)                                      Executive Vice President and Chief
                                                            Administrative Officer (since June 1999) of
                                                            PI; Executive Vice President and Treasurer
                                                            (since January 1996) of PI; President (since
                                                            April 1999) of Prudential Investment
                                                            Management Services LLC (PIMS); Corporate
                                                            Vice President (since September 1997) of The
                                                            Prudential Insurance Company of America
                                                            (Prudential); formerly Senior Vice President
                                                            (March 1987-May 1999) of Prudential
                                                            Securities; formerly Chief Administrative
                                                            Officer (July 1989-September 1996), Director
                                                            (January 1989-September 1996) and Executive
                                                            Vice President, Treasurer and Chief
                                                            Financial Officer (June 1987-December 1996)
                                                            of PMF.  Vice President and Director (since
                                                            May, 1992) of Nicholas-Applegate Fund, Inc.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
    Judy A. Rice (55)                                       Executive Vice President (since 1999) of PI;
                                                            formerly various positions to Senior Vice
                                                            President (1992-1999) of Prudential
                                                            Securities; and various positions to
                                                            Managing Director (1975-1992) of Salomon
                                                            Smith Barney; Member of Board of Governors
                                                            of the Money Management Institute.

-------------------------- --------------- ---------------- ---------------------------------------------- --------------------
-------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
-------------------------------------------------------------------------------------------------------------------------------
+ The address of each Nominee is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Current Interested Director and Company Officers(2):

-------------------------- --------------- --------------- -------------------------- ----------------------------------------

                                             Length of     Number of Portfolios in
Name, Age and Address                      Time Served(1)  Fund Complex Overseen by
                              Position                     Trustee/Director*                 Other Directorships Held
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
John Birch                 Vice President  Vice                       N/A                              None
(52)                                       President
                                           since April
                                           1998
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Richard G. Davy, Jr.       Treasurer       Treasurer
(54)                                       since March                N/A                              None
                                           1995
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Davy has served as Vice President of ASISI since June 1997.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Wade A. Dokken**           President       President                                       Director of American Skandia,
(42)                       (Chief          since June,                72                       Incorporated ("ASI")
                           Executive       2001
                           Officer) and    Director
                           Director        since March,
                                           2002
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.
------------------------------------------------------------------------------------------------------------------------------
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
Edward P. Macdonald        Secretary       Secretary
(35)                                       since                      N/A                              None
                                           November 2000
-------------------------- --------------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years: Mr. Macdonald has served as Chief Counsel, Investment Management of ASI since July
2002.  From September 2000 until June 2002 he served as Senior Counsel, Securities of ASI.  From December 1999 until August
2000 he served as Counsel of ASI.  From April 1999 until December 1999 he served as Senior Associate Counsel of ASI.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

* The  Directors  are  responsible  for  overseeing  all 31 Funds  included in the Company,  as well as the 41  Portfolios  included in
American Skandia Trust, all of which are series of an investment company managed by the Investment Manager.

**  Indicates a Director or Nominee  who is an  "interested  person"  within the  meaning set forth in the  Investment  Company Act (an
"interested  person").  Mr.  Dokken is deemed  "interested"  by virtue of his serving as an officer and director of ASI, the  corporate parent and owner of the Investment Manager, as well as an officer of the Investment Manager.

(1) All of the officers and  Directors of the Company  listed above serve in similar  capacities  for American  Skandia  Trust  ("AST")
which is also an investment company managed by the Investment  Manager.  Following  completion of the Transaction,  it is expected that
Mr.  Carson will resign as a Trustee of AST, Mr.  Lerner will be appointed by the Board of AST as a non-voting  Trustee  Emeritus,  and that Messrs. O'Brien, Pileski and Schwartz will continue to serve in their capacities as Trustees who are not interested persons.

(2) Unless otherwise  indicated,  each officer,  Director and Nominee listed above has held his/her  principal  occupation for at least the last five years.  In addition to the principal  occupations  noted above,  the following  officers and Interested  Directors of the
Company hold various positions with ASISI, the Company's  Investment Manager,  and its affiliates,  including American Skandia Advisory
Services,  Inc.  ("ASASI"),  ASLAC,  American Skandia Fund Services,  Inc.  ("ASFS"),  ASM, American Skandia  Information  Services and
Technology  Corporation  ("ASIST") or ASI: Mr. Birch also serves as Senior Vice President and Chief  Operating  Officer of ASISI and as
a Senior Vice President of ASI. Mr. Dokken also serves as Chief Executive  Officer of ASISI,  President and Chief Executive  Officer of
ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director  of ASI.  Mr.  Macdonald  also  serves as Chief  Counsel of ASISI and ASASI.  In addition,  as listed above,  Nominee Mr. Gunia serves as Executive Vice President,  Chief  Administrative  Officer and Treasurer of PI,
Corporate Vice President of Prudential and President of Prudential  Investment  Management Services LLC, and Nominee Ms. Rice serves as
Executive Vice President of PI.

         The Board of Directors of the Company met fifteen  times during the fiscal year ended  October 31, 2002.  All of the Directors attended at least 75% of the meetings.

         The Company currently has a Nominating and Governance Committee and an Audit Committee, as described below.

         Nominating and Governance  Committee.  Among other duties, the Nominating and Governance  Committee shall make nominations for
Independent  Director  membership  on the Board of  Directors.  In  addition,  the  Committee  attends  to various  governance  matters including  committee  structure and  membership.  The members of the Nominating and  Governance  Committee  include David E. A. Carson,
Julian A. Lerner  (Chairman),  Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2002,  the Committee met on April 10, 2002.
The Committee currently does not consider nominees recommended by security holders.

         Audit  Committee.  The Audit  Committee  shall  recommend  to the full Board the  engagement  or  discharge  of the  Company's independent  accountants;  directing  investigations into matters within the scope of the independent  accountants'  duties,  reviewing with the independent  accountants the audit plan and results of the audit,  approving professional services provided by the independent accountants  prior to the performance of such services,  reviewing the independence of the independent  accountants and considering the range of audit and  non-audit  fees.  The members of the Audit  Committee  include  Thomas M. O'Brien  (Chairman),  David E. A. Carson,
Julian A. Lerner,  John A. Pileski and F. Don Schwartz.  In 2002, the Audit Committee met on April 10, 2002,  June 25, 2002,  September
10, 2002 and December 3, 2002.

         Auditors.  Upon recommendation of the Audit Committee,  the Board selected the firm of  PricewaterhouseCoopers  LLP ("PwC") as independent  auditors  of the  Company for the fiscal year ending  October  31,  2003.  Representatives  of PwC are not  expected to be present at the Meeting.

                  Audit Fees.  The  aggregate  fees billed by PwC for  professional  services  rendered for the audit of the  Company's annual financial statements for the fiscal year ended October 31, 2002 were $254,925.

                  Financial  Information  Systems Design and  Implementation  Fees.  During the fiscal year ended October 31, 2002, PwC billed no fees for  professional  services  relating to financial  information  systems design  rendered to the Company,  ASISI, or any entity controlling, controlled by or under common control with ASISI that provided services to the Company.

                  All Other  Fees.  During  the fiscal  year  ended  October  31,  2002,  the  aggregate  fees  billed by PwC for other professional  services  rendered to the Company,  ASISI and any entity  controlling,  controlled by or under common  control with ASISI that provided services to the Company were $76,950.

         The Audit Committee has considered whether the services described above are compatible with PwC's independence.

         The dollar range of equity securities  beneficially  owned by the Directors of the Company and Nominees are listed below as of
October 31, 2002:

Independent Directors:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
Name of Director and                                                                                    Skandia Complex
Nominee                                          Dollar Range of Equity
                                                 Securities in each Fund
----------------------- -------------------------------------------------------------------------- ---------------------------
David E. A. Carson      ASAF American Century International Growth: ($1 - $10,000); ASAF PBHG          $10,001 - $50,000
                        Small-Cap Growth Fund: ($1 - $10,000); ASAF Marsico Capital Growth Fund:
                        ($1-$10,000); ASAF Goldman Sachs Concentrated Growth Fund: ($1 -
                        $10,000); ASAF William Blair International Growth Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
Julian A. Lerner        ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF William Blair          Over $100,000
                        International Growth Fund: ($1 - $10,000); ASAF PBHG Small-Cap Growth
                        Fund: ($1 - $10,000); ASAF DeAM Small-Cap Growth Fund: ($1 - $10,000);
                        ASAF Gabelli Small-Cap Value Fund: ($1 - $10,000); ASAF Goldman Sachs
                        Mid-Cap Growth Fund: ($1 - $10,000); ASAF Neuberger Berman Mid-Cap
                        Growth Fund: ($1 - $10,000); ASAF Neuberger Berman Mid-Cap Value Fund:
                        ($1 - $10,000); ASAF Alger All-Cap Growth Fund: ($1 - $10,000); ASAF
                        Gabelli All-Cap Value Fund: ($1 - $10,000); ASAF INVESCO Health Sciences
                        Fund: ($1 - $10,000); ASAF Alliance Growth Fund: ($1 - $10,000); ASAF
                        Marsico Capital Growth Fund: ($1 - $10,000); ASAF Goldman Sachs
                        Concentrated Growth Fund: ($1 - $10,000); ASAF T. Rowe Price Tax Managed
                        Fund: ($1 - $10,000); ASAF Alliance/Bernstein Growth + Value Fund: ($1 -
                        $10,000); ASAF Sanford Bernstein Core Value Fund: ($1 - $10,000); ASAF
                        Sanford Bernstein Managed Index 500 Fund: ($1 - $10,000); ASAF Alliance
                        Growth & Income Fund: ($1 - $10,000); ASAF MFS Growth with Income Fund:
                        ($1 - $10,000); ASAF INVESCO Capital Income Fund: ($1 - $10,000); ASAF
                        American Century Strategic Balanced Fund: ($1 - $10,000); ASAF Federated
                        High Yield Bond Fund: ($1 - $10,000); ASAF PIMCO Total Return Bond Fund:
                        ($1 - $10,000); ASAF Money Market Fund: ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
  Thomas M. O'Brien     ASAF Alliance Growth and Income Fund: ($50,001 - $100,000); ASAF Marsico         Over $100,000
                        Capital Growth Fund: ($10,001 - $50,000); ASAF Sanford Bernstein Core
                        Value Fund: ($50,001 - $100,000); ASAF Gabelli All-Cap Value Fund:
                        ($50,001 - $100,000); ASAF PIMCO Total Return Bond Fund: (over
                        $100,000); ASAF Money Market Fund: (over $100,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
John A. Pileski         ASAF Marsico Capital Growth Fund: ($10,001 - $50,000); ASAF PIMCO Total        $10,001 - $50,000
                        Return Bond Fund ($10,001 - $50,000)

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
F. Don Schwartz         ASAF Marsico Capital Growth Fund (over $100,000);                                Over $100,000
                        ASAF Goldman Sachs Concentrated Growth Fund ($1 - $10,000)

----------------------- -------------------------------------------------------------------------- ---------------------------

Interested Director:

----------------------- -------------------------------------------------------------------------- ---------------------------
                                                                                                   Aggregate Dollar Range of
                                                                                                    Equity Securities in All
                                                                                                     Funds Overseen by the
                                                                                                   Directors in the American
                                                                                                        Skandia Complex
                                                 Dollar Range of Equity
 Name of Director and                            Securities in each Fund
       Nominee

----------------------- -------------------------------------------------------------------------- ---------------------------
----------------------- -------------------------------------------------------------------------- ---------------------------
Wade A. Dokken          ASAF DeAM International Equity Fund: ($1 - $10,000); ASAF American                $1 - $10,000
                        Century International Growth Fund: ($1 - $10,000); ASAF PBHG Small-Cap
                        Growth Fund: ($1 - $10,000); ASAF Gabelli Small-Cap Value Fund: ($1 -
                        $10,000); ASAF Goldman Sachs Concentrated Growth Fund: ($1 - $10,000);
                        ASAF Janus INVESCO Capital Income Fund: ($1 - $10,000); ASAF American
                        Century Strategic Balanced Fund: ($1 - $10,000); ASAF Federated High
                        Yield Bond Fund($1 - $10,000); ASAF PIMCO Total Return Bond Fund: ($1 -
                        $10,000): and ASAF Money Market Fund: ($1 - $10,000).
----------------------- -------------------------------------------------------------------------- ---------------------------

         The Directors,  Nominees and officers of the Company who are affiliates of the Investment Manager do not receive  compensation directly from the Company for serving in such  capacities.  However,  those  officers,  Directors and Nominees who are affiliated  with the  Investment  Manager may receive  remuneration  indirectly,  as the  Investment  Manager will receive fees from the Company for the services  it  provides.  Each of the other  Directors  and  Nominees  receives  annual and per meeting  fees paid by the  Company  plus expenses  for each  meeting of the Board and of  shareholders  which he  attends.  Compensation  received  during the fiscal year ended
October 31, 2002 by the Directors who are not affiliates of the Investment Manager was as follows:

                                                                                      Total Compensation from Registrant and
Name of Director                            ---------------------------------------                Fund Complex
                                                  Aggregate Compensation from                  Paid to Director (1)
                                                          Registrant
-------------------------------------------                                          -----------------------------------------

David E. A. Carson                                          $40,550                                  $134,225
Julian A. Lerner                                            $39,850                                  $132,225
Thomas M. O'Brien                                         $42,600(2)                               $133,575(2)
John A Pileski                                              $40,550                                  $133,425
F. Don Schwartz                                           $40,550(3)                               $132,925(3)

(1)      As of the date of this Statement, the "Fund Complex" consisted of the Company and American Skandia Trust ("AST")
(2)  Mr. O'Brien  deferred payment of this  compensation.  The total value of Mr. O'Brien's  deferred  compensation,  as of October 31,
     2002, was $136,911 from the Registrant and $338,558 from the Registrant and Fund Complex.
(3)  Mr. Schwartz deferred a portion of the payment of this compensation.  The total value of Mr. Schwartz's deferred compensation,  as of October 31, 2002, was $6,184 from the Registrant and $23,948 from the Registrant and Fund Complex.

The Company does not offer pension or retirement benefits to its Directors or Nominees.

         Under  Proposal  II, the  shareholders  of each Fund will be asked to elect  eleven  Nominees  as  detailed  above to serve as
Directors of the Company to hold office until their successors are elected.

THE DIRECTORS,  INCLUDING THE  INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS  VOTE "FOR" PROPOSAL II TO ELECT ALL NOMINEES.
ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                             PROPOSAL III

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING ACTIVITIES OF FUNDS

         At any given time,  while one or more of the Funds may wish to borrow  money,  other Funds may have  excess  cash,  which they generally invest in short-term  (usually overnight)  repurchase  agreements with banks or in money market funds. The borrowing Funds in general pay a higher rate of interest on their bank loans than the other Funds earn on their  short-term  investments.  In effect,  the difference  between the rate banks pay in interest on  repurchase  agreements  and what the banks  charge in interest to the  borrowing
Funds  represents  the banks'  compensation  for the  arranging  the loans.  Accordingly,  the Board of Directors  believes that a Fund needing  cash may be able to obtain  lower  rates  through the  Interfund  Credit  Facility  and a Fund with excess cash may be able to obtain a rate of return higher than those offered on alternative short-term investments.

         If the proposed  amended  fundamental  investment  restriction is approved with respect to a Fund, that Fund would be eligible to  participate  as a lender in the  Interfund  Credit  Facility.  All loans would be made pursuant to a master loan  agreement,  and a lending Fund could lend available  cash to another Fund only when the  "interfund  loan rate" was higher than the rate the lending Fund could earn on a repurchase  agreement.  Each borrowing Fund could borrow through the Interfund  Credit Facility only when the interfund loan rate was lower than the  available  bank loan rate.  In  determining  to recommend  the proposed  amended  fundamental  investment restriction  to  shareholders,  the Directors  considered  the possible  risks to a Fund from  participating  in the  Interfund  Credit
Facility.  In order to permit the Funds to engage in  interfund  borrowing  and  lending  transactions,  regulatory  approval  from the
Securities and Exchange  Commission (the  "Commission") is required because the transactions may be considered to be between affiliated persons and therefore  prohibited by the Investment  Company Act. The Company has submitted to the Commission an exemptive  application that would allow the Company to implement  the  Interfund  Credit  Facility  allowing  Funds to loan money to other  Funds,  subject to certain  conditions  (the "Exemptive  Application").  If  shareholders  of a Fund approve the Fund's  participation  as a lender in the program,  all loans would be made in accordance  with the conditions  contained in the expected  exemptive order or in any amendment to such order and under the oversight of the Board.  If the requested  exemptive order is not issued,  the Interfund  Credit Facility will not be  implemented  until such time as an order is issued  (and then in  accordance  with the  conditions  set forth in such order) or interfund loans otherwise  become  permissable  under the Investment  Company Act. This proposal is not contingent upon approval of the pending Exemptive Application.

         Each of the Funds is subject to the following fundamental  investment  restriction (the "Lending Restriction") that may not be changed without shareholder approval:

         No Fund may make  loans,  except  that a Fund  may (i)  lend  portfolio  securities  in  accordance  with the  Fund's investment  policies in amounts up to 33 1/3% of the total assets of the Fund taken at market  value,  (ii)  purchase money market  securities and enter into repurchase  agreements,  and (iii) acquire publicly  distributed or privately placed debt securities and purchase debt.

         The Lending  Restriction  reflects the  Company's  current  securities  lending  program  whereby  Funds are permitted to lend portfolio  securities to certain  borrowers and earn income on those loans (the  "Securities  Lending  Program").  Under the Securities
Lending  Program,  a Fund is limited by provisions of the Investment  Company Act to lending  portfolio  securities in amounts up to 33
1/3% of the assets of the Fund. The Lending  Restriction also reflects the Funds' ability to invest in money market  securities,  enter into repurchase  agreements and acquire debt  securities,  and the fact that these  instruments may be considered loans for purposes of the Investment Company Act.

         Should the Commission  issue an order  ("Exemptive  Order") in response to the Exemptive  Application  allowing the Company to implement the Interfund Credit Facility,  the Lending  Restriction  would need to be amended to permit the Funds to loan money to other
Funds through operation of the Interfund Credit Facility.

         Accordingly,  in connection with the  establishment of an Interfund Credit Facility and expected receipt of an Exemptive Order from the Commission with respect thereof,  the Investment  Manager has recommended  that the Lending  Restriction be amended as follows
(changes from the Lending Restriction underlined) (the "Proposed Lending Restriction"):

         No Fund may make  loans,  except  that a Fund  may (i)  lend  portfolio  securities  in  accordance  with the  Fund's investment  policies in amounts up to 33 1/3% of the total assets of the Fund taken at market value, (ii) make loans
                                                                                                                  ------------
         of money to other  investment  companies  to the  extent  permitted  by the  Investment  Company  Act of 1940 or any
         ---------------------------------------------------------------------------------------------------------------------
         exemption  therefrom  that may be granted by the SEC, or any SEC releases,  no-action  letters or similar  relief or
         ---------------------------------------------------------------------------------------------------------------------
         interpretive guidance, (iii) purchase money market securities and enter into repurchase agreements,  and (iv) acquire
         ----------------------
         publicly distributed or privately placed debt securities and purchase debt.

         The  shareholders  of each Fund will vote  separately on Proposal  III.  Approval of Proposal III by the  shareholders  of any
Fund is not  contingent  upon  approval of Proposal III by the  shareholders  of any other Fund. If Proposal III is approved by a Fund, the current Lending Restriction  applicable to each Fund will be replaced by the Proposed Lending  Restriction.  If approved by a Fund, the amended  fundamental  investment  restriction  would continue to govern loans other than loans to investment  companies in the same manner as such loans are governed by the current fundamental investment restriction.

THE  DIRECTORS,  INCLUDING  THE  INDEPENDENT  DIRECTORS,  RECOMMEND  THAT THE  SHAREHOLDERS  OF EACH FUND VOTE "FOR"  PROPOSAL III. ANY
UNMARKED PROXIES WILL BE SO VOTED.

                                                              PROPOSAL IV

                APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING ACTIVITIES OF FUNDS

         The Investment Company Act requires investment  companies to impose certain  limitations on borrowing  activities and a Fund's borrowing  limitations  must be fundamental.  The  limitations on borrowing are generally  designed to protect  shareholders  and their investment by restricting a Fund's ability to subject its assets to the claims of creditors  who,  under certain  circumstances,  might have a claim to the Fund's assets that would take precedence over the claims of shareholders.

         Each of the Funds is subject to the following fundamental  investment  restriction (the "Borrowing  Restriction") that may not be changed without shareholder approval:

         No Fund may borrow  money,  except  that a Fund may (i)  borrow  money for  non-leveraging,  temporary  or  emergency purposes,  and (ii)  engage  in  reverse  repurchase  agreements  and  make  other  investments  or  engage  in other transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's  investment  objective  and policies;  provided that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets
         (including the amount borrowed) less liabilities  (other than borrowings) or such other percentage  permitted by law.
         Subject to the above  limitations,  the Funds may  borrow  from banks or other  persons  to the extent  permitted  by applicable law.

         The Borrowing  Restriction  reflects  limitations on funds found in Section 18(f) of the Investment  Company Act that prohibit funds from  issuing  any senior  security  except  that a fund may borrow  money from a bank  provided  that the fund  maintains  asset coverage of at least 300 percent of all  borrowings.  The Borrowing  Restriction  also reflects the Funds' ability to engage in reverse repurchase  agreements and other  transactions or investments that may be considered  borrowings for purposes of the Investment Company
Act.

         In connection with the Interfund Credit Facility  described under Proposal III, a Fund borrowing  through the Interfund Credit
Facility would borrow money directly from another Fund. Under the current  Borrowing  Restriction,  a Fund is permitted to borrow money only from banks or other  persons as  permitted  by  applicable  law. In order to  implement  the  operation  of the  Interfund  Credit
Facility,  it is proposed that the Borrowing  Restriction  be changed to  explicitly  allow a Fund to borrow money  directly from other
Funds.  In this  regard,  the Company has sought,  in its  Exemptive  Application,  an exemption  from Section  18(f) to allow Funds to borrow money from other Funds. If the requested  Exemptive Order is not issued,  the Interfund  Credit Facility will not be implemented until  such time as an order is issued  (and then in  accordance  with the  conditions  set  forth in such  order) or  interfund  loans otherwise  become  permissable  under the  Investment  Company  Act.  This  proposal  is not  contingent  upon  approval of the pending exemptive application.

         Accordingly,  in connection with the establishment of an Interfund Credit Facility and receipt of an expected  Exemptive Order from the Commission with respect thereof,  the Investment Manager has recommended that the Borrowing  Restriction be amended as follows
(changes from the Borrowing Restriction underlined) (the "Proposed Borrowing Restriction"):

         No Fund may borrow  money,  except  that a Fund may (i)  borrow  money for  non-leveraging,  temporary  or  emergency purposes,  and (ii)  engage  in  reverse  repurchase  agreements  and  make  other  investments  or  engage  in other transactions,  which may  involve a  borrowing,  in a manner  consistent  with the Fund's  investment  objective  and policies;  provided that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets
         (including the amount borrowed) less liabilities  (other than borrowings) or such other percentage  permitted by law.
         Subject to the above  limitations,  the Funds may  borrow  from banks or other  persons  to the extent  permitted  by
                                                                                       --
         applicable law,  including the Investment  Company Act of 1940, or to the extent permitted by any exemption from the
                       -------------------------------------------------------------------------------------------------------
         Investment Company Act of 1940 that may granted by the SEC, or any SEC releases, no-action letters or similar relief
         ---------------------------------------------------------------------------------------------------------------------
         or interpretive guidance.
         ------------------------

         The  shareholders of each Fund will vote  separately on Proposal IV.  Approval of Proposal IV by the  shareholders of any Fund is not  contingent  upon  approval of  Proposal IV by the  shareholders  of any other Fund.  If Proposal IV is approved by a Fund,  the current Borrowing Restriction applicable to each Fund will be replaced by the Proposed Borrowing Restriction.

THE  DIRECTORS,  INCLUDING  THE  INDEPENDENT  DIRECTORS,  RECOMMEND  THAT THE  SHAREHOLDERS  OF EACH FUND VOTE "FOR"  PROPOSAL  IV. ANY
UNMARKED PROXIES WILL BE SO VOTED.

                                                              PROPOSAL V

                                                  APPROVAL OF CHANGES TO FUNDAMENTAL
                                                        INVESTMENT RESTRICTIONS
                                                    WITH RESPECT TO DIVERSIFICATION

         The Investment  Company Act requires all mutual funds to specify  whether they are  "diversified"  or  "non-diversified".  The
ASAF Goldman Sachs  Concentrated  Growth Fund has  historically  elected to be classified as a "diversified"  fund under the Investment
Company Act. As a diversified  fund, at least 75% of the value of the Fund's assets must be  represented  by cash and cash items,  U.S.
Government  securities,  securities of other investment  companies,  and other securities  limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding  voting  securities of such issuer (the  "Diversification  Requirement").  In effect,  a diversified fund is limited,  with respect to 75% of its total assets,  to investment in a single issuer of 5% of the Fund's assets and 10% of the issuer's  outstanding  voting stock.  A fund may not change its classification as a diversified fund without  shareholder  approval.  In addition,  the ASAF Goldman Sachs Concentrated Growth Fund has
adopted its  diversified  policy as a fundamental  investment  restriction of the Fund. As a fundamental  investment  restriction,  the
Fund's policy may not be changed without shareholder approval.

         Goldman Sachs Asset  Management  ("Goldman")  replaced  Janus Capital  Management LLC as sub-advisor to the ASAF Goldman Sachs
Concentrated  Growth Fund on November 11, 2002.  As the current  sub-advisor,  Goldman's  investment  strategy with respect to the ASAF
Goldman  Sachs  Concentrated  Growth Fund will be to focus fund  investments  on a smaller  number of stocks  compared to the  previous investment  strategy.  Thus,  Goldman wants the  flexibility to invest in a single issuer to a greater extent than permitted  under the
Diversification  Requirement.  Accordingly,  shareholders  of the Fund are  being  asked to change  the  Fund's  classification  from a diversified  fund to a  non-diversified  fund,  and the Fund's  fundamental  investment  restriction  to reflect the same,  in order to accommodate the proposed  investment  strategy for the Fund. This flexibility  would be available to any successor  sub-advisors to the
Fund.

         The ASAF Goldman Sachs Mid-Cap Growth Fund has  historically  elected to be classified as a  "non-diversified"  fund under the
Investment  Company Act.  Under the  Investment  Company Act, a  non-diversified  fund is defined as any fund that is not a diversified fund. The Internal  Revenue Code of 1986, as amended  ("IRC"),  though,  specifies  certain  diversification  requirements for a mutual fund in order to be treated as a  regulated  investment  company  for tax  purposes  regardless  of  whether a fund is  diversified  or non-diversified  under the Investment  Company Act. In effect,  these IRC  requirements  limit a fund, with respect to 50% of its total assets,  to  investment  in a single  issuer of 5% of the fund's  assets and 10% of the issuer's  outstanding  voting  stock.  The ASAF
Goldman Sachs Mid-Cap Growth Fund has adopted its  classification as  non-diversified  as a fundamental  investment  restriction of the
Fund. As a fundamental  investment  restriction,  the Fund's  classification as non-diversified  may not be changed without shareholder approval.

         Goldman's  investment  strategy  with respect to the ASAF Goldman  Sachs  Mid-Cap  Growth Fund will be to manage the Fund as a diversified  fund  rather  than a  non-diversified  fund.  Accordingly,  shareholders  of the Fund are being asked to change the Fund's fundamental  investment  restriction to reflect a change in the Fund's classification from a non-diversified fund to a diversified fund in order to accommodate Goldman's investment strategy for the Fund.

         If Proposal V is approved by the ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap Growth Fund,
the  current  fundamental  investment  restriction  with  respect to fund  diversification  applicable  to each Fund will be amended as discussed above.  The fundamental  investment  restrictions  which currently are applicable to the Funds and which would be affected by approval of Proposal V, including the proposed changes (underlined) are as follows in italics.

o        ASAF Goldman Sachs Concentrated Growth Fund:

         As to 75% 50% of the value of its total  assets,  the Fund will not  purchase a security  of any issuer  (other  than
                   ---
         securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of
                                                                                                           -------------------
         other  investment  companies)  if as a result,  (a) more than 5% of the Fund's  total assets would be invested in the
         ----------------------------
         securities  of that issuer,  or (b) the Fund would hold more than 10% of the  outstanding  voting  securities of that issuer.

o        ASAF Goldman Sachs Mid-Cap Growth Fund:

         As to 50% 75% of the value of its total  assets,  the Fund will not  purchase a security  of any issuer  (other  than
                   ---
         securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of
                                                                                                             -----------------
         other  investment  companies)  if as a result,  (a) more than 5% of the Fund's  total assets would be invested in the
         ----------------------------
         securities of that issuer,  or (b) the Fund would hold more than 10% of the  outstanding  voting  securities of that
                                     -----------------------------------------------------------------------------------------
         issuer.
         -------

         The shareholders of the ASAF Goldman Sachs  Concentrated  Growth Fund and the ASAF Goldman Sachs Mid-Cap Growth Fund will vote separately  on Proposal V. Approval of Proposal V by the  shareholders  of each Fund is not  contingent  upon approval of Proposal V by the shareholders of the other Fund. If Proposal V is approved by a Fund, the current  fundamental  investment  restriction with respect to diversification applicable to that Fund will be amended as indicated above.

THE DIRECTORS,  INCLUDING THE INDEPENDENT  DIRECTORS,  RECOMMEND THAT THE  SHAREHOLDERS OF THE ASAF GOLDMAN SACHS  CONCENTRATED  GROWTH
FUND AND THE ASAF GOLDMAN SACHS  MID-CAP  GROWTH FUND VOTE "FOR"  PROPOSAL V. ANY UNMARKED  PROXIES THAT ARE RETURNED ON A TIMELY BASIS
WILL BE SO VOTED.

Shareholder Information

         The table attached hereto as Exhibit E sets forth, as of the Record Date, each  shareholder that  beneficially  owns more than
5% of any class of the Company's shares.

         As of October 31, 2002,  the  Directors  and  officers of the Company as a group owned less than 1% of each class of the  Company's shares.

         As of the  Record  Date,  the  number of shares  of each Fund  outstanding  and  entitled  to be voted at the  meeting  was as follows:

           ------------------------------------------------------------------------------------- -------------------
                                                  Fund:                                               Shares:
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Strong International Equity Fund                                                      8,436,814.526
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF William Blair International Growth Fund                                              16,823,768.713
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF American Century International Growth Fund                                            9,383,016.115
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF DeAM International Equity Fund                                                        7,168,106.122
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF PBHG Small-Cap Growth Fund                                                           11,962,776.363
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF DeAM Small-Cap Growth Fund                                                           10,220,296.350
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Gabelli Small-Cap Value Fund                                                         17,431,372.124
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Goldman Sachs Mid-Cap Growth Fund                                                     6,155,498.260
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Neuberger Berman Mid-Cap Growth Fund                                                 13,699,720.038
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Neuberger Berman Mid-Cap Value Fund                                                  14,091,653.681
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Alger All-Cap Growth Fund                                                             5,126,438.872
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Gabelli All-Cap Value Fund                                                            8,295,899.809
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF INVESCO Technology Fund                                                               8,472,418.882
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF INVESCO Health Sciences Fund                                                          1,693,844.096
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF ProFund Managed OTC Fund                                                             15,953,927.714
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Alliance Growth Fund                                                                 10,590,659.549
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Marsico Capital Growth Fund                                                          56,109,264.327
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Goldman Sachs Concentrated Growth Fund                                               61,378,387.033
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF DeAM Large-Cap Growth Fund                                                              105,147.407
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF T. Rowe Price Tax Managed Fund                                                          878,017.716
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Alliance/Bernstein Growth + Value Fund                                                1,484,877.219
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Sanford Bernstein Core Value Fund                                                     3,169,410.396
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF DeAM Large-Cap Value Fund                                                               125,635.627
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Sanford Bernstein Managed Index 500 Fund                                             18,662,003.098
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Alliance Growth and Income Fund                                                      23,353,037.016
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF MFS Growth with Income Fund                                                           5,502,331.109
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF INVESCO Capital Income Fund                                                          18,832,552.758
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF American Century Strategic Balanced Fund                                             12,814,314.131
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Federated High Yield Bond Fund                                                       24,942,375.224
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF PIMCO Total Return Bond Fund                                                         53,001,919.483
           ------------------------------------------------------------------------------------- -------------------
           ------------------------------------------------------------------------------------- -------------------
           ASAF Money Market Fund                                                                   388,837,878.573
           ------------------------------------------------------------------------------------- -------------------

Other Matters and Shareholder Proposals

         The Board of Directors  intends to bring before the Meeting the matters set forth in the  foregoing  Notice.  The Directors do not expect any other business to be brought before the Meeting.  If, however,  any other matters are properly  presented to the Meeting for action,  it is intended that the persons named in the enclosed  proxy will vote in accordance  with their  judgment.  A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written  notice of such  revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the  outstanding  shares is required to constitute a quorum at the Meeting.  Shares  beneficially  held by  shareholders  present in person or  represented by proxy at the Meeting will be counted for the purpose of  calculating  the votes cast on the issues  before the Meeting.  Approval of Proposals I, III, IV and V with respect to a Fund requires the vote of a "majority of the  outstanding  voting  securities" of the Fund, as defined in the  Investment  Company
Act,  which  means the vote of 67% or more of the shares of the Fund  present at the  Meeting,  if the  holders of more than 50% of the outstanding  shares of the Fund are present or  represented  by proxy,  or the vote of more than 50% of the  outstanding  shares of the
Fund,  whichever is less.  With respect to Proposal II, a plurality of votes cast at the Meeting,  in person or by proxy,  will elect a
Director.

         Shares held by  shareholders  present in person or  represented  by proxy at the Meeting will be counted both for the purposes of  determining  the presence of a quorum and for  calculating  the votes cast on the issues  before the Meeting.  An  abstention  by a shareholder,  either by proxy or by vote in person at a Meeting,  has the same  effect as a negative  vote.  Shares held by a broker or other  fiduciary as record owner for the account of the beneficial  owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely  delivered the necessary  instructions for the broker to vote the shares,  or if the broker has and  exercises  discretionary  voting  power.  Broker  non-votes,  where  instructions  have not been received from the beneficial  owners or the broker does not have  discretionary  voting power, will have the effect of being counted as a vote  "against" a proposal.  The Company will forward  proxy  materials to record owners for any  beneficial  owners that such record owners may represent.

         Shareholders  having more than one account in the Company  generally  will  receive a single  proxy  statement  and a separate proxy card for each account owned.  It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient  votes to approve any Proposal are not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation of proxies.  Any such  adjournment  will require the affirmative vote of a majority of those shares  represented  at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment in their discretion.

         The Company is not required to hold and will not ordinarily  hold annual  shareholders'  meetings.  The Board of Directors may call special meetings of the  shareholders  for action by shareholder  vote as required by the Investment  Company Act or the Company's
Articles of Incorporation.

         Pursuant to rules  adopted by the  Commission,  a  shareholder  may include in proxy  statements  relating to annual and other meetings of the  shareholders  of the Company  certain  proposals for  shareholder  action which he or she intends to introduce at such special meetings;  provided,  among other things, that such proposal is received by the Company a reasonable time before a solicitation of proxies is made for such meeting.  Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                                              By order of the Board of Directors

                                                              /s/ Edward P. Macdonald
                                                              Edward P. Macdonald
                                                              Secretary
                                                              American Skandia Advisor Funds, Inc.

    EXHIBIT A

AMERICAN SKANDIA [TRUST] [ADVISOR FUNDS, INC.]
                                                    INVESTMENT MANAGEMENT AGREEMENT

                  Agreement made this ___ day of ____,  2003,  between  American  Skandia  [Advisor Funds,  Inc.] [Trust],  a [Maryland
corporation][Massachusetts  trust] (the Fund), and each of Prudential  Investments LLC, a New York limited  liability  company (PI) and
American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H
                  WHEREAS,  the Fund is a diversified,  open-end management  investment company registered under the Investment Company
Act of 1940, as amended (the 1940 Act); and

                  WHEREAS,  the Fund  desires to retain PI and ASISI  jointly to render or contract to obtain as  hereinafter  provided investment  advisory  services to the Fund and the Fund also desires to avail itself of the  facilities  available to PI and ASISI with respect  to the  administration  of its  day-to-day  business  affairs,  and both PI and ASISI are  willing to render  such  investment advisory and administrative services; and

                  WHEREAS,  the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being  understood  that PI,  except as otherwise  provided  herein,  shall  oversee,  supervise and assist with
ASISI's provision of investment advisory services to the Fund;

                  NOW, THEREFORE, the parties agree as follows:

                  1.       The Fund hereby  appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on
Schedule A hereto (each a Portfolio)  and as  administrator  of its business  affairs for the period and on the terms set forth in this
Agreement.  The Co-Managers  accept such appointment and agree to render the services herein  described,  for the  compensation  herein provided.  Subject to the approval of the Board of  [Directors][Trustees]  of the Fund,  the  Co-Managers  are authorized to enter into one or more subadvisory  agreements with any subadviser,  whether or not affiliated with the Manager (including,  to the extent legally permissible,  Prudential  Investment  Management,  Inc. and  Jennison  Associates  LLC) (each,  a  Subadviser),  pursuant to which such
Subadviser  shall furnish to the Fund and each Portfolio  investment  advisory  services in connection  with the management of the Fund and such Portfolio  (each, a Subadvisory  Agreement).  Subject to the approval of the Board of  [Directors][Trustees]  of the Fund, the
Co-Managers  are authorized to retain more than one Subadviser for each  Portfolio,  and if any Portfolio has more than one Subadviser, the Co-Managers  are authorized to allocate and reallocate the assets of such Portfolio  among the  Subadvisers to such Portfolio.  The
Co-Managers  will  continue  to have joint and  several  responsibility  to the Fund and each  Portfolio  for all  investment  advisory services  furnished to the Fund and such Portfolio  pursuant to any  Subadvisory  Agreement.  The Fund and  Co-Managers  understand and agree that the Co-Managers may manage the Fund and each Portfolio in a  "manager-of-managers"  style with either a single Subadviser or multiple  Subadvisers for such Portfolio,  which  contemplates  that the Co-Managers  will, among other things and pursuant to an Order issued by the  Securities  and  Exchange  Commission  (SEC):  (i)  continually  evaluate the  performance  of each  Subadviser  to such
Portfolio,  if applicable,  through  quantitative and qualitative  analyses and consultations with such Subadviser;  (ii) periodically, and at least annually,  make  recommendations  to the Fund's Board as to whether the contract with each  Subadviser  should be renewed, modified,  or terminated in respect of such Portfolio;  and (iii) periodically  report to the Fund's Board regarding the results of its evaluation and monitoring  functions.  The Fund recognizes that, subject to Board approval,  a Subadviser's  services in respect of the
Fund or any Portfolio may be  terminated  or modified  pursuant to the  "manager-of-managers"  process,  and that the  Co-Managers  may appoint a new Subadviser for any Subadviser that is so removed.

                  2.       Subject  to the  supervision  of the Board of  [Directors][Trustees]  of the  Fund,  the  Co-Managers  shall administer the Fund's business affairs and, in connection  therewith,  shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping  services at such office facilities and, subject to Section 1 hereof and any Subadvisory  Agreement,  the
Co-Managers  shall manage the investment  operations of the Fund and the  composition of the investment  portfolio for each  Portfolio, including the purchase,  retention and disposition  thereof,  in accordance with the Portfolio's  investment  objectives,  policies and restrictions  as stated in the  Fund's  SEC  registration  statement  on Form N-1A,  as in effect  from time to time (the  Registration
Statement), and subject to the following understandings:

                           (a)      With  respect  to the  Fund and each  Portfolio,  the  Co-Managers  (or the  Subadviser(s)  to such
                  Portfolio under the Co-Managers'  supervision) shall provide  supervision of the Portfolio's  investments,  and shall determine  from time to time what  investments  or  securities  will be  purchased,  retained,  sold or loaned by the
                  Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

                           (b)      With respect to the Fund and each Portfolio,  the  Co-Managers,  in the performance of their duties and obligations  under this Agreement,  shall act in conformity with the [Articles of  Incorporation][Declaration  of
                  Trust]  of the  Fund and the  Registration  Statement  and  with the  instructions  and  directions  of the  Board of
                  [Directors][Trustees]  of the Fund,  and will  conform to and comply  with the  requirements  of the 1940 Act and all other applicable  federal and state laws and  regulations.  In connection  therewith,  the Co-Managers  shall,  among other  things,  prepare  and file (or cause to be prepared  and filed) such  reports as are, or may in the future be, required by the SEC).

                           (c)      With  respect  to the  Fund and each  Portfolio,  the  Co-Managers  (or the  Subadviser(s)  to such
                  Portfolio under the Co-Managers'  supervision)  shall determine the securities and futures  contracts to be purchased or sold by such  Portfolio  and will place orders  pursuant to their  determinations  with or through  such  persons, brokers,  dealers or futures commission merchants (including but not limited to Prudential  Securities  Incorporated, to the extent  legally  permissible)  in  conformity  with the policy with  respect to  brokerage as set forth in the
                  Registration Statement or as the Board of  [Directors][Trustees]  may direct from time to time. In providing the Fund and each Portfolio with investment  supervision,  it is recognized that the Co-Managers (or the Subadviser(s) to such
                  Portfolio under the Co-Managers'  supervision)  will give primary  consideration to securing the most favorable price and efficient  execution.  Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers'  supervision) may consider the financial  responsibility of or [research and investment  information and other services] provided by brokers,  dealers or futures commission merchants who may effect or be a party to any such  transaction or other  transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party,  the size and  difficulty in executing  the order,  and the value of the expected  contribution  of the broker dealer to the investment  performance of the Portfolio on a continuing  basis.  It is understood  that, to the extent legally  permissible,  Prudential  Securities  Incorporated (or a broker-dealer  affiliated with a Subadviser) may be used as principal  broker for  securities  transactions,  but that no formula has been adopted for  allocation of the
                  Fund's  investment  transaction  business for the Fund or any Portfolio.  It is also  understood that it is desirable for the Fund and each  Portfolio  that the  Co-Manager  (or the  Subadviser(s)  to such  Portfolio)  have  access  to supplemental  investment  and market  research  and security  and  economic  analysis  provided by brokers or futures commission merchants,  and that such brokers or futures commission merchants may execute brokerage  transactions at a higher cost to the Fund and such  Portfolio  than may result when  allocating  brokerage to other  brokers or futures commission  merchants  on the basis of seeking the most  favorable  price and  efficient  execution.  Therefore,  the
                  Co-Managers (and the  Subadviser(s) to such Portfolio under the Co-Manager's  supervision)  each is authorized to pay higher  brokerage  commissions for the purchase and sale of securities and futures  contracts for the Fund to brokers or futures  commission  merchants who provide such  research and  analysis,  subject to review by the Fund's Board of
                  [Directors][Trustees]  from  time to time with  respect  to the  extent  and  continuation  of this  practice.  It is understood that the services provided by such broker or futures  commission  merchant may be useful to the Co-Manager
                  (or the Subadviser) in connection with its services to other clients.

                           On occasions when the Co-Managers (or any Subadviser to such Portfolio under the  Co-Managers'  supervision)
                  deem the  purchase  or sale of a  security  or a futures  contract  to be in the best  interest  of the Fund and such
                  Portfolio as well as other clients of the Co-Managers (or such Subadviser),  the Co-Manager (or such Subadviser),  to the extent  legally  permissible,  may, but shall be under no  obligation  to,  aggregate  the  securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower  brokerage  commissions and efficient execution.  In such event,  allocation of the securities or futures contracts so purchased or sold, as well as the expenses  incurred in the  transaction,  will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent  with its fiduciary  obligations to the Fund and such Portfolio and to such other clients.

                           (d)      With  respect  to the  Fund and each  Portfolio,  the  Co-Managers  (or the  Subadviser(s)  to such
                  Portfolio  under the  Co-Managers'  supervision)  shall maintain all books and records with respect to the Fund's and such Portfolio's  portfolio  transactions and shall render to the Fund's Board of Directors such periodic and special reports as the Board may reasonably request.

                           (e)      With  respect  to the  Fund and each  Portfolio,  the  Co-Managers  (or the  Subadviser(s)  to such
                  Portfolio under the  Co-Manager's  supervision)  shall be responsible for the financial and accounting  records to be maintained by the Fund and such Portfolio's (including those being maintained by the Fund's custodian).

                           (f)      With  respect  to the  Fund  and each  Portfolio,  the  Co-Manager  (or the  Subadviser(s)  to such
                  Portfolio under the  Co-Managers'  supervision)  shall provide the Fund's  custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

                           (g)      The investment  management  services of the  Co-Managers  under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.
                           (h)      The Co-Managers shall make reasonably  available their employees and officers for consultation with any of the  [Directors][Trustees]  or officers or employees of the Fund with respect to any matter discussed  herein, including, without limitation, the valuation of the Fund's securities.

                  3.       The Fund has delivered to the Co-Managers  copies of each of the following  documents and will deliver to it all future amendments and supplements, if any:
                           (a)      Articles of Incorporation or Declaration of Trust of the Fund;

                           (b)      By-Laws  of the Fund (such  By-Laws,  as in effect on the date  hereof and as amended  from time to time, are herein called the "By-Laws");

                           (c)      Certified  resolutions  of  the  Board  of   [Directors][Trustees]  of  the  Fund  authorizing  the
                  appointment of the Manager and approving the form of this agreement;

                           (d)      Registration  Statement  under the 1940 Act and the  Securities  Act of 1933,  as amended,  on Form
                  N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)      Each prospectus and statement of additional information of the Fund.

                  4.       The  Co-Managers  shall  authorize  and permit any of their  officers  and  employees  who may be elected as
[Directors][Trustees]  or officers of the Fund to serve in the  capacities  in which they are elected.  All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

                  5.       The  Co-Managers  shall keep the Fund's  books and  records  required  to be  maintained  by it  pursuant to
Paragraph 2 hereof.  The  Co-Managers  agree that all records  which it maintains  for the Fund are the property of the Fund,  and they will surrender  promptly to the Fund any such records upon the Fund's request,  provided however that the Co-Managers may retain a copy of such  records.  The  Co-Managers  further  agree to preserve  for the periods  prescribed  by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

                  6.       During the term of this Agreement, the Co-Managers shall pay the following expenses:

                           (i)      the salaries and expenses of all  [Directors]  [Trustees],  officers and  employees of the Fund and the  Co-Managers,  except the fees and  expenses of  [Directors][Trustees]  who are not  affiliated persons of the Co-Managers or any Subadviser,

                           (ii)     all expenses  incurred by the  Co-Managers in connection  with managing the ordinary  course of the
                                    Fund's business, other than those specifically assumed by the Fund herein, and

                           (iii)    the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

                  The Fund assumes and will pay the expenses described below:

                           (a)      the fees and expenses  incurred by the Fund or any Portfolio in connection  with the  management of the investment and reinvestment of its assets,

                           (b)      the fees and expenses of Fund  [Directors][Trustees]  who are not "interested  persons" of the Fund within the meaning of the 1940 Act,

                           (c)      the  fees  and  expenses  of the  Custodian  that  relate  to (i) the  custodial  function  and the recordkeeping connected therewith,  (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the  Co-Managers  useful to the  Co-Managers  in  connection  with the  Co-Managers'
                  responsibility  for the  accounting  records  of the Fund  pursuant  to  Section  31 of the  1940  Act and the  rules promulgated  thereunder,  (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing
                  or  valuation   service  or  services  which  may  be  retained  pursuant  to  the  authorization  of  the  Board  of
                  [Directors][Trustees]  of the Fund,  and (iv) for both mail and wire orders,  the  cashiering  function in connection with the issuance and redemption of the Fund's securities,

                           (d)      the fees and  expenses of the Fund's  Transfer  and  Dividend  Disbursing  Agent that relate to the maintenance of each shareholder account,

                           (e)      the charges and expenses of legal counsel and independent accountants for the Fund,

                           (f)      brokers'  commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

                           (g)      all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

                           (h)      the fees of any trade associations of which the Fund may be a member,

                           (i)      the cost of certificates  representing,  and/or  non-negotiable  share deposit receipts evidencing, shares of the Fund,

                           (j)      the cost of fidelity, directors' and officers' and errors and omissions insurance,

                           (k)      the fees and expenses  involved in registering and maintaining  registration of the Fund and of its shares with the SEC, and paying  notice  filing fees under state  securities  laws,  including  the  preparation  and printing of the  registration  statement and the Fund's  prospectuses  and statements of additional  information  for filing under federal and state securities laws for such purposes,

                           (l)      allocable   communications  expenses  with  respect  to  investor  services  and  all  expenses  of shareholders'  and  [Directors'][Trustees']  meetings and of preparing,  printing and mailing  reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

                           (m)      litigation  and  indemnification  expenses  and other  extraordinary  expenses  not incurred in the ordinary course of the Fund's business, and

                           (n)      any  expenses  assumed by the Fund  pursuant to a  distribution  and/or  service  plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

                  7.       For the services provided and the expenses assumed by the Co-Managers  pursuant to this Agreement,  the Fund will pay to ASISI as full  compensation  therefore a fee at the annual rate(s) as described on the attached  Schedule A with respect to the average daily net assets of the Fund.  This fee will be computed daily,  and will be paid to ASISI monthly.  The Fund shall not pay any fee or other  compensation  to PI for the  services  provided  and the  expenses  assumed  pursuant  to this  Agreement.  Provided, however,  that upon any  dissolution,  liquidation  or merger of ASISI  into PI, or in the event that ASISI is unable for any reason to perform its duties as  specified  in this  Agreement,  PI shall be  entitled  to receive the same fees as formerly  paid by the Fund to
ASISI subject to the performance of the obligations of the Co-Managers hereunder.

                  8.       The  Co-Managers  shall not be liable  for any error of  judgment  or for any loss  suffered  by the Fund in connection  with the matters to which this Agreement  relates,  except that the Co-Managers  shall be jointly and severally  liable for any loss resulting from a breach of fiduciary  duty with respect to the receipt of  compensation  for services (in which case any award of damages  shall be limited to the period  and the  amount  set forth in  Section  36(b)(3)  of the 1940 Act) or loss  resulting  from willful  misfeasance,  bad faith or gross  negligence on either  Co-Manager's  part in the performance of their duties or from reckless disregard by either  Co-Manager of their  obligations and duties under this Agreement.  Federal and state laws impose  responsibilities under certain  circumstances  on persons who act in good faith and,  therefore,  nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

                  9.       This  Agreement  shall  continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such  continuance is  specifically  approved at least annually in conformity  with the  requirements of the
1940 Act; provided,  however,  that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment  of any  penalty,  by the  Board  of  [Directors][Trustees]  of the Fund or by vote of a  majority  of the  outstanding  voting securities (as defined in the 1940 Act) of such Portfolio,  or by the Co-Managers at any time,  without the payment of any penalty,  on not more than 60 days' nor less than 30 days' written notice to the other party.  This Agreement shall terminate  automatically  in the event of its assignment (as defined in the 1940 Act).

                  10.      Nothing in this  Agreement  shall limit or restrict the right of any officer or employee of the  Co-Managers who may also be a  [Director][Trustee],  officer or employee  of the Fund to engage in any other  business or to devote his or her time and  attention in part to the  management or other aspects of any  business,  whether of a similar or dissimilar  nature,  nor limit or restrict  the right of the  Co-Managers  to engage in any other  business or to render  services of any kind to any other  corporation, firm,  individual or association;  provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

                  11.      Except as otherwise  provided  herein or authorized by the Board of  [Directors][Trustees]  of the Fund from time to time, the  Co-Managers  shall for all purposes herein be deemed to be independent  contractors,  and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

                  12.      During the term of this Agreement,  the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses,  proxy statements, reports to shareholders,  sales literature, or other material prepared for distribution to shareholders  of the Fund or the public,  which refer in any way to the  Co-Managers  prior to use thereof and not to use such material if the  Co-Managers  reasonably  object in writing  within  five  business  days (or such other time as may be mutually  agreed)  after receipt thereof.  In the event of termination of this Agreement,  the Fund will continue to furnish to the Co-Managers copies of any of the above-  mentioned  materials  which refer in any way to the  Co-Managers.  Sales  literature  may be furnished  to the  Co-Managers hereunder by first-class or overnight  mail,  facsimile  transmission  equipment or hand delivery.  The Fund shall furnish or otherwise make available to the  Co-Managers  such other  information  relating to the business  affairs of the Fund as the  Cop-Managers  at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

                  13.      This Agreement may be amended by mutual consent,  but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                  14.      Any notice or other  communication  required  to be given  pursuant to this  Agreement  shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective  addresses indicated below;  provided that any party may, by written notice to the others, designate a different recipient or address for such party:

                   If to the Co-Managers:                   Prudential Investments LLC
                                                            Gateway Center Three
                                                            100 Mulberry Street, 4th Floor
                                                            Newark, NJ  07102-4077
                                                            Attention:  President
                                                            and
                                                            American Skandia Investment  Services,
                                                            Inc.
                                                            One Corporate Drive
                                                            Shelton, CT  06484
                                                            Attention:

                   If to the Fund:                          American   Skandia  [Trust]   [Advisor
                                                            Funds, Inc.]
                                                            One Corporate Drive
                                                            Shelton, CT  06484
                                                            Attention:

                                                            Copy to:
                                                            Prudential Investments LLC
                                                            Gateway Center Three
                                                            100 Mulberry Street, 4th Floor
                                                            Newark, NJ  07102-4077
                                                            Attention:  President

                  15.      This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  16.      The Fund may use the name  "___________  Fund  [Portfolio]"  or any name  including  the word  "Prudential,"
"Skandia,"  ["ASAF,"] ["AST,"] or "American  Skandia" only for so long as this Agreement or any extension,  renewal or amendment hereof remains in effect,  including any similar  agreement with any organization  which shall have succeeded to the Co-Managers'  business as
Co-Managers or any extension,  renewal or amendment  thereof remain in effect.  At such time as such an agreement shall no longer be in effect,  the Fund will (to the extent that it lawfully  can) cease to use such a name or any other name  indicating  that it is advised by, managed by or otherwise  connected with the Co-Managers,  or any organization which shall have so succeeded to such businesses.  In no event  shall  the Fund use the name  "___________  Fund  [Portfolio]."  or any  name  including  the word  "Prudential,"  "Skandia,"
["ASAF,"]  ["AST,"]  or  "American  Skandia"  if the  Co-Managers'  functions  are  transferred  or  assigned to a company of which The
Prudential  Insurance  Company of America does not have control.  Further  provided,  that the Fund's right to use the words "Skandia,"
["ASAF,"] ["AST,"] or "American  Skandia" shall also be subject to the terms,  conditions,  restrictions and limitations  governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential  Financial,  Inc.
and Skandia Insurance Company Ltd. Or their successors or assigns.

                  17.      Liability of the Trustees and  Shareholders.  A copy of the Agreement and  Declaration of Trust of the Trust
                           -------------------------------------------
is on file with the Secretary of the  Commonwealth  of  Massachusetts,  and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

                  18.      Questions of  Interpretation.  Any  question of  interpretation  of any term or provision of this  Agreement
                           ----------------------------
having a  counterpart  in or otherwise  derived  from a term or  provision  of the ICA,  shall be resolved by reference to such term or provision  of the ICA and to  interpretations  thereof,  if any,  by the United  States  courts or, in the  absence of any  controlling decision of any such court, by rules,  regulations or orders of the Securities and Exchange  Commission  issued pursuant to the ICA. In addition,  where the effect of a requirement of the ICA, reflected in any provision of this Agreement,  is related by rules, regulation or order of the Securities and Exchange Commission,  such provision shall be deemed to incorporate the effect of such rule,  regulation or order.

                 IN WITNESS WHEREOF,  the parties hereto,  intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

                                               AMERICAN SKANDIA [TRUST] [ADVISOR FUNDS, INC.]

                                               By:  _____________________________

                                               PRUDENTIAL INVESTMENTS LLC

                                               By:  ____________________________

                                               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

                                                By:______________________________

                                                     Schedule A

---------------------------------------------------------------------
________________Fund

    Schedule dated _______, 2003.

EXHIBIT B

-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Funds                                           Date of Investment         Investment          Amount of Fee
                                                    Management Agreement      Management Fee        Paid to ASISI
                                                                                                   last Fiscal Year
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------

-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Strong International Equity Fund                      12/10/2001              1.10%                 526,036
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF William Blair International Growth Fund               11/11/2002              1.00%               1,953,616
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF American Century International Growth Fund              6/1/1997              1.00%                 633,808
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF DeAM International Equity Fund                          5/1/2002              1.10%                 636,052
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF PBHG Small-Cap Growth Fund                             9/15/2001              0.90%               1,262,017
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF DeAM Small-Cap Growth Fund                              12/10/01              0.95%                 416,072
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Gabelli Small-Cap Value Fund                           9/11/2000              1.00%               1,983,149
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Goldman Sachs Mid-Cap Growth Fund                     11/11/2002              1.00%                 200,295
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                   8/19/1998              0.90%               1,709,543
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Neuberger Berman Mid-Cap Value Fund                    8/19/1998              0.90%               1,966,749
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Alger All-Cap Growth Fund                              9/11/2000              0.95%                 300,110
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Gabelli All-Cap Value Fund                             9/11/2000              0.95%                 743,861
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Alliance Growth Fund                                    5/1/2000              0.90%                 952,441
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Marsico Capital Growth Fund                            8/19/1998              1.00%               6,665,712
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Goldman Sachs Concentrated Growth Fund                11/11/2002              1.00%               7,461,839
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF DeAm Large-Cap Growth Fund                              3/1/2002              0.90%                   3,010
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF DeAM Large-Cap Value Fund                               3/1/2002              0.90%                   3,692
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Alliance/Bernstein Growth + Value Fund                  3/1/2001              1.00%                 128,852
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Sanford Bernstein Core Value Fund                       3/1/2001              0.85%                 183,708
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Sanford Bernstein Managed Index 500 Fund                5/1/2000              0.80%               1,088,515
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Alliance Growth and Income Fund                         5/1/2000              1.00%               2,355,913
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF MFS Growth with Income Fund                           10/18/1999              1.00%                 438,202
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF INVESCO Equity Income Fund                             9/28/2002              0.75%               1,894,182
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF American Century Strategic Balanced Fund                6/1/1997              0.90%               1,411,859
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Federated High Yield Fund                               6/1/1997              0.70%               1,040,198
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF PIMCO Total Return Bond Fund                           9/28/2002              0.65%               3,094,957
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF Money Market Fund                                      9/28/2002              0.50%               2,001,745
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF INVESCO Technology Fund                                9/11/2000              1.00%                 235,264
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF INVESCO Health Sciences Fund                            3/1/2001              1.00%                 173,751
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF ProFund Managed OTC Fund                                3/1/2001              0.85%                 257,392
-------------------------------------------------- ----------------------- ---------------------- -------------------
-------------------------------------------------- ----------------------- ---------------------- -------------------
ASAF T. Rowe Price Tax Managed Fund                          3/1/2001              0.95%                  53,481
-------------------------------------------------- ----------------------- ---------------------- -------------------

EXHIBIT C

---------------------------------------------------- ----------------------- ------------------------------------------
                    Comparable                        Total Net Assets on         Investment Management Fee Rate
                     AST Funds                         December 31, 2002
                                                         (in millions)
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------

---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Strong Internat'l Equity Portfolio                         316                             0.87%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST William Blair International Growth Portfolio               319                             1.00%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST American Century Internat'l Growth Portfolio               374                             1.00%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST DeAM International Equity Portfolio                        129                             1.00%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST PBHG Small-Cap Growth Portfolio                            255                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST DeAM Small-Cap Growth Portfolio                            296                             0.95%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Gabelli Small-Cap Value Portfolio                          498                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio                      61                             1.00%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                  287                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                   758                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Alger All-Cap Growth Portfolio                             323                             0.95%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Gabelli All-Cap Value Portfolio                            116                             0.95%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Alliance Growth Portfolio                                  241                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Marsico Capital Growth Portfolio                         1,081                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio              1,148                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST DeAM Large-Cap Growth Portfolio                             77                             0.85%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST DeAM Large-Cap Value Portfolio                             110                             0.85%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Alliance/Bernstein Growth + Value Portfolio                 32                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Sanford Bernstein Core Value Portfolio                     199                             0.75%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Sanford Bernstein Managed Index 500 Portfolio              440                             0.60%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Alliance Growth and Income Portfolio                     1,171                             0.75%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST MFS Growth with Income Portfolio                            88                             0.90%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST INVESCO Equity Income Portfolio                            661                             0.75%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST American Century Strategic Balanced Portfolio              179                             0.85%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Federated High Yield Portfolio                             578                             0.75%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST PIMCO Total Return Bond Portfolio                        2,253                             0.65%
---------------------------------------------------- ----------------------- ------------------------------------------
---------------------------------------------------- ----------------------- ------------------------------------------
AST Money Market Portfolio                                   2,737                             0.50%
---------------------------------------------------- ----------------------- ------------------------------------------

EXHIBIT  D

-------------------------------------------------------------------------------------------------------------------
Comparable Prudential Funds                             Total Net Assets on    Investment Management
                                                        December 31, 2002 (in     Fee
                                                              millions)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Prudential Equity Fund                                  1,840,200,584          .50% to $500 mil
                                                                                   .475% next $500 mil
                                                                                   .45% over $1.5 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Sector Funds, Inc. - Prudential              2,282,739,930          .60% to $250 mil
    Utility Fund                                                                   .50% next $500 mil
                                                                                   .45% next $750 mil
                                                                                   .35% next $2 bil
                                                                                   .325% next $2 bil
                                                                                   .30% over $6 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Sector Funds, Inc. - Prudential                236,467,320          0.75%
    Health Sciences Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Sector Funds, Inc. - Prudential                125,826,836          0.75%
    Financial Services Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Sector Funds, Inc. - Prudential                136,820,834          0.75%
    Technology Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Small Company Fund                             405,271,580          0.70%
-------------------------------------------------------------------------------------------------------------------
    Prudential Value Fund                                     808,633,557          .60% to $500 mil
                                                                                   .50% next $500 mil
                                                                                   .475% next $500 mil
                                                                                   .45% over $1.5 bil
-------------------------------------------------------------------------------------------------------------------
    The Prudential Investment Portfolios, Inc. -            2,815,134,967          .60% to $300 mil
    Prudential Jennison Growth Fund                                                .575% over $300 mil
                                                                                   .55% over $5 bil
-------------------------------------------------------------------------------------------------------------------
    The Prudential Investment Portfolios, Inc. -              756,769,954          .60% to $300 mil
    Prudential Jennison Equity Opportunity Fund                                    .575% over $300 mil
-------------------------------------------------------------------------------------------------------------------
    The Prudential Investment Portfolios, Inc. -              671,647,710          .65% to $1 bil
    Prudential Active Balanced Fund                                                .60% over $ 1 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Natural Resources Fund, Inc.                    96,600,282          0.75%
-------------------------------------------------------------------------------------------------------------------
    Prudential 20/20 Focus Fund                               577,869,024          0.75% to $1 bil
                                                                                   0.70% over $ 1 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Index Series Fund - Prudential Stock         1,879,157,824          0.30%
    Index Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Global Total Return Fund, Inc.                 223,607,235          .75% to $500 mil
                                                                                   .70% next $500 mil
                                                                                   .65% over $1 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential U.S. Emerging Growth Fund, Inc.                367,300,837          .60% to $ 1 bil
                                                                                   .55% over $1 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Tax-Managed Small-Cap Fund, Inc.                75,464,724          0.60%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Prudential Tax-Managed Funds - Prudential                 203,617,738          0.65% to $500 mil
    Tax-Managed Equity Fund                                                        0.60% over $500 mil
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Prudential World Fund, Inc. -Prudential                    68,536,147          .85% to $300 mil
    Jennison Int'l Growth Fund                                                     .75% to $1.5 bil
                                                                                   .70% over $1.5 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential World Fund, Inc. - Prudential Int'l.           349,803,854          1.00% to $300 mil
    Value Fund                                                                     .95% over $300 mil
-------------------------------------------------------------------------------------------------------------------
    Prudential World Fund, Inc. - Prudential Global           325,323,959          0.75%
    Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Real Estate Securities Fund                     43,044,548          0.75%
-------------------------------------------------------------------------------------------------------------------
    Prudential Pacific Growth Fund, Inc.                       36,090,526          0.75%
-------------------------------------------------------------------------------------------------------------------
    Prudential Europe Growth Fund, Inc.                        94,491,308          0.75%
-------------------------------------------------------------------------------------------------------------------
    Prudential Money Mart Assets                            7,085,996,482          .50% to $50 mil
                                                                                   .30% over $50 mil
-------------------------------------------------------------------------------------------------------------------
    Special Money Market Fund, Inc.                           250,684,966          0.50%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    The High Yield Income Fund                                 52,670,442          0.70%
-------------------------------------------------------------------------------------------------------------------
    Prudential Government Income Fund                       1,369,469,198          0.50% to $3 bil
                                                                                   0.35% over $3 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential High Yield Fund, Inc.                        1,895,525,718          0.50% to $250 mil
                                                                                   0.475% next $500 mil
                                                                                   0.45% next $750 mil
                                                                                   0.40% next $500 mil
                                                                                   0.375% next $500 mil
                                                                                   0.35% over $3 bil
-------------------------------------------------------------------------------------------------------------------
    Prudential Short-Term Bond Fund, Inc. -                   231,274,508          0.40%
    Prudential Short-Term Corporate Bond Fund
-------------------------------------------------------------------------------------------------------------------
    Prudential Total Return Bond Fund, Inc.                   392,270,556          0.50%
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Asset Allocation Funds -               221,194,579          0.75%
    Moderate Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Asset Allocation Funds -               138,258,684          0.75%
    High Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Asset Allocation Funds -               132,834,238          0.75%
    Conservative Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds - Large            95,540,508          0.70%
    Cap. Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds - Large            44,307,850          0.70%
    Cap. Value Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds - Small            15,192,406          0.70%
    Cap. Growth Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds - Small            40,578,518          0.70%
    Cap. Value Fund
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds -                  15,953,522          0.80%
    Int'l. Equity Fund
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Style Specific Funds - Total           126,532,774          0.50%
    Return Bond Fund
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Opportunity Funds - Focused            122,996,662          0.90% to $1 bil
    Growth Fund                                                                    0.85% over $1 bil
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Opportunity Funds - New Era             96,194,172          0.90% to $1 bil
    Growth Fund                                                                    0.85% over $ 1 bil
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Opportunity Funds - Focused            170,999,069          0.90% to $1 bil
    Value Fund                                                                     0.85% over $1 bil
-------------------------------------------------------------------------------------------------------------------
    Strategic Partners Opportunity Funds - Mid-Cap            136,742,216          0.90% to $1 bil
    Value Fund                                                                     0.85% over $1 bil
-------------------------------------------------------------------------------------------------------------------
    The Target Portfolio Trust:
-------------------------------------------------------------------------------------------------------------------
    Large Capitalization Growth Portfolio                     243,693,726          0.60%
-------------------------------------------------------------------------------------------------------------------
    Large Capitalization Value Portfolio                      229,781,154          0.60%
-------------------------------------------------------------------------------------------------------------------
    Small Capitalization Growth Portfolio                     100,900,615          0.60%
-------------------------------------------------------------------------------------------------------------------
    Small Capitalization Value Portfolio                      148,109,912          0.60%
-------------------------------------------------------------------------------------------------------------------
    International Equity Portfolio                            140,455,823          0.70%
-------------------------------------------------------------------------------------------------------------------
    Total Return Bond Portfolio                               139,524,458          0.45%
-------------------------------------------------------------------------------------------------------------------
    International Bond Portfolio                               27,741,226          0.50%
-------------------------------------------------------------------------------------------------------------------
    Mortgage-Backed Securities Portfolio                      115,508,119          0.45%
-------------------------------------------------------------------------------------------------------------------
    Intermediate-Term Bond Portfolio                          332,786,286          0.45%
-------------------------------------------------------------------------------------------------------------------
    U.S. Government Money Market Portfolio                    126,970,708          0.25%
-------------------------------------------------------------------------------------------------------------------

EXHIBIT E

Shareholder Information

         The following table sets forth, as of the Record Date, each  shareholder that  beneficially  owns more than 5% of any class of the Company's shares.

---------------------------------- ------------------------------- -------------------------------------- ------------------------
      Fund and Share Class                   Owner Name                           Address                    Percent Ownership
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alliance Growth and Income    PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               8.51%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Neuberger Berman Mid-Cap      PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               5.84%
Value Fund Class C                 Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Neuberger Berman Mi-Cap       PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               5.42%
Growth Fund Class C                Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF PBHG Small-Cap Growth Fund    Wells Fargo Bank Minnesota NA   PO Box 1533 Minneapolis, MN                     5.50%
Class A                            FBO American Skandia            55480-1533
                                   Lifestyle Security Plan
                                   5000149000
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF American Century Strategic    City of Waterbury Pension       236 Grand Street Waterbury, CT                  5.93%
Balanced Fund Class A              Plan Attn:  Douglas Rinaldi     06702-1930
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Federated High Yield Bond     Marquette Trust Company         56 Washington St Ste 401 Valparaiso,            9.12%
Fund Class A                       Blachly, Tabor, Bozik &         IN 46383-5505
                                   Hartman 401K Plan
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM International Equity     PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               7.13%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF American Century              PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              18.96%
International Growth Fund Class C  Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Gabelli Small-Cap Value       PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               9.11%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF American Century Strategic    Raymond James & Assoc., Inc     880 Carillon Pkwy                               6.67%
Balance Fund Class C               FBO Cordes                      St. Petersburg, FL  33716-1100
                                   Bin# 54021275
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
Federated High Yield Bond Fund     PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              10.56%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF PIMCO Total Return Bond       PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              10.68%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Money Market Fund Class C     PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               5.50%
                                   Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alliance Growth Fund Class A  Wells Fargo Bank Minnesota NA   PO Box 1533 Minneapolis, MN                     6.28%
                                   FBO American Skandia            55480-1533
                                   Lifestyle Security Plan
                                   5000149000
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alliance Growth Fund Class C  PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              19.79%
                                   Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Strong International Equity   AS College Savings 75% Equity   100 Heritage Reserve Menomonee Fls,             6.17%
Fund Class A                       Attn:  Portfolio Support        WI  53051-4400
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Strong International Equity   PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              17.62%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF MFS Growth with Income Fund   PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              11.95%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Small-Cap Growth Fund    American Skandia Investment     One Corporate Drive Shelton, CT                 5.36%
Class A                            Services Inc Fund Investment    06484-6208
                                   Seeding Account
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Small-Cap Growth Fund    PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,               7.45%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Sanford Bernstein Core        Stanton Trust Company FBO       1511 SW 1st Ave Ste 200 Ocala, FL               6.76%
Value Fund Class A                 Ocala Heart Institute Inc 401K  34474-4002
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Sanford Bernstein Core        PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              34.77%
Value Fund Class C                 Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     State Street Bank & Trust Co    24 Randolph Ave Randolph, NJ                    5.52%
Fund Class A                       Cust for the Rollover IRA of    07869-1214
                                   John W. Donnelly
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Albert Nicoletti                38 Fox Hall Dr Rochester, NY                    5.47%
Fund Class A                                                       14609-3256
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Antoinette M. Piotti            219 Brookline Blvd                              5.52%
Fund Class A                                                       Havertown, PA  19083-3920
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     NFSC FEBO # AC4-174718          461 Mystic St St. Paul, MN                      5.44%
Fund Class A                       Timothy T. Law Diane L. Law     55119-5333
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Donaldson Lufkin Jenrette       PO Box 2052 Jersey City, NJ                    18.82%
Fund Class A                       Securities Corporation Inc.     07303-2052
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     LPL Financial Services A/C      9785 Towne Centre Drive San Diego,              7.11%
Fund Class B                       4743-3494                       CA  92121-1968
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              60.29%
Fund Class C                       Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Nick A Agpalo DMD Inc PSP       4210 Eagle Rock Blvd                            8.18%
Fund Class X                       Nick A & Esther A Agpalo TTEE   Los Angeles CA  90065-4405
                                   FBO Nick A Agpalo DMD Inc
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     State Street Bank & Trust Co    3669 Whiting Rd Gainesville, GA                 7.99%
Fund Class X                       Cust for the IRA of Thomas G.   30504-5731
                                   Lawson
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     State Street Bank & Trust Co    2483 Overlook Way NE Atlanta, GA                8.06%
Fund Class X                       Cust for the IRA of Gussie W.   30345-2025
                                   Lumsden
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Ardelle Donohue                 2901 167th Flushing, NY  11358-1510             6.79%
Fund Class X
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     State Street Bank & Trust Co    4230 Flippen Trl Norcross, GA                  11.25%
Fund Class X                       Cust for the IRA of FBO         30092-3925
                                   Richard J. Kester Jr
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Raymond James & Assoc Inc FBO   880 Carillon pkwy St. Persburg, FL              8.87%
Fund Class X                       INCROCCI, RW Bin #43620646      33716-1100
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     Prudential Securities Inc.      One NY Plaza NY, NY                             5.19%
Fund Class X                       for Benefit of Randall
                                   Rehmeirer & Candace K Rehmeir
                                   JT TE 505621638  507644408
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF T. Rowe Price Tax Managed     First Clearing Corporation      13004 Sunstone Ct Silver Spring, MD             6.65%
Fund Class X                       A/C 7022-3039 Joyce J Schultz   20904-5282
                                   IRA FCC as Custodian
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF INVESCO Health Sciences       MCB Trust Services as Trustee   700 17th St Ste 300 Denver, CO                  5.38%
Fund Class A                       FBO Nicholas & Company Inc      80202-3507
                                   401K Plan
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alliance/Bernstein Growth +   State Street Bank & Trust Co    1 Green Hill Road Chester, NJ                   5.69%
Value Fund Class X                 Cust for the Rollover IRA of    07930-2729
                                   Lynne B. Swanbeck
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank Simple IRA    1907 Greeley St So Stillwater, MN              14.11%
Class A                            American Assets Management      55082-6012
                                   NDFI Sim Laura L. Falkenhagen
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    W8197 Old Carney Lake Rd Iron                   7.86%
Class A                            Cust for the Rollover IRA of    Mountain, MI  49801-9330
                                   James P. Gironimi
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    412 Chaparro St Caldwell, ID                    8.80%
Class A                            Cust for the Rollover IRA of    83605-5760
                                   James L. Stewart
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    5708 Venoy Rd Saginaw, MI  48604-1131          11.21%
Class A                            Cust for the IRA of FBO Larry
                                   O. Orndorff
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     First Clearing Corporation      303 Mountain Ave Apt 122 Waukesha,             13.28%
Class A                            A/C 3744-4642 Dennis A          WI  53188-5066
                                   Gajewski (IRA) FCC as
                                   Custodian
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     Francine L. Ross                57 Scott Drive Troy NY  12180-9539             10.87%
Class B
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    1698 Woodridge PL Cairo, GA                     5.67%
Class B                            Cust for the IRA of FBO         39828-3814
                                   Russell B. Gainous Jr
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     McDonald Investments Inc        800 Superior Ave Cleveland, OH                  8.23%
Class B                            (FBO) 62780319 Suite 2100       44114-2601
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     Southwest Securities Inc FBO    PO Box 509002 Dallas, TX  75250-9002            6.63%
Class B                            Terry L. Wrench Southwest
                                   Securities Inc ROLLIRA Cust
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    2685 Park Place Blvd Apt 3                      7.56%
Class C                            Cust for the IRA of Paul A.     Melbourne, FL  32935-2278
                                   Wielage
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     Tecla M. Hutek TTEE Tecla M     7833 E Nopal Ave Mesa, AZ  85208-6919           7.29%
Class C                            Hutec Living Trust UA DTD
                                   01/16/1997
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              22.50%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     First Clearing Corporation      401 Lanternback Island Dr Satellite             9.92%
Class C                            A/C 2841-1392 Gilbert E.        Bch, FL  32937-4710
                                   Paradies & Phyllis F.
                                   Paradies TTEES C/F
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     First Clearing Corporation      420 Shell Cove Dr Melbourne, FL                 7.54%
Class C                            A/C 8738-2118 Helga B. Wilson   32940-8105
                                   Trust Helga B. Wilson TTEE
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank Simple IRA    53 Iroquois Ave Lincoln Park, NJ                6.62%
Class X                            Boss Glass Company NDFI         07035-2324
                                   SIM-IRA Bruce Hernsdorf
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    25 Bloch Ter Lake Oswego, OR                   14.86%
Class X                            Cust for the IRA of John M.     97035-1407
                                   Dehoney
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    17450 SE Royer Rd Clackamas, OR                 8.34%
Class X                            Cust for the IRA of Carole C.   97015-8843
                                   Crowley
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    1671 Heritage Dr Pahrump, NV                   10.27%
Class X                            Cust for the IRA of Darlene     89048-8011
                                   D. Hamrick
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    1375 Apple Ln East Meadow, NY                  17.36%
Class X                            Cust for the IRA of Matthew     11554-2702
                                   V. Decillis
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Value Fund     State Street Bank & Trust Co    5234 E Street Springfield, OR                   7.49%
Class X                            Cust for the  IRA of FBO        97478-6159
                                   James Y. Brady
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Carl Szabelski & Susan M.       6569 Arnold Rd Cottrellville, MI                5.61%
Class A                            Szabelski JTWROS                48039-1120
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Marvin A. Remmich               701 Saint George Road Danville, CA              5.23%
Class A                                                            94526-6233
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    8126 E. Monte Ave Mesa,                        21.70%
Class A                            Cust Roth Contribution IRA      AZ 85208-5259
                                   2002 Clarence A. Boehnke
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    First Clearing Corporation      303 Mountain Ave Apt 122 Waukesha,             14.41%
Class A                            A/C 3744-4642 Dennis A.         WI  53188-5066
                                   Gajewski (IRA) FC AS Custodian
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    RBC Dain Rauscher Cust Paul     4547 Pebble Beach Drive Stockton,              10.32%
Class A                            W. Walker Acct #8285-1225 IRA   CA  95219-1909
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Michael T. Miller TTEE The      49063 Maplewood Lane Macomb Twp, MI             5.87%
Class B                            Michael T. Miller Trust UA      48044-1666
                                   DTD 05/30/2002
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Francine L. Ross                57 Scott Drive Troy, NY  12180-9539            20.15%
Class B
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Carmelita A. Lovett             5400 Farwell Lake Rd Horton, MI                12.46%
Class B                                                            49246-9627
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    RBC Dain Rauscher Custodian     1220 Lansdowne Court Brookfield, WI             7.09%
Class B                            Erna Javens IRA                 53045-466
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    Tecla M. Hutek TTEE Tecla M.    7833 E. Nopal Ave Mesa, AZ 85208-6919           5.83%
Class C                            Hutek Living Trust UA DTD
                                   01/16/1997
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              67.18%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    RBC Dain Rauscher Cust Paul     3640 Tiffany Ridge Cincinnati, OH               7.17%
Class C                            L. Thompson Acct # 7961-0400    45241-3850
                                   IRA
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    112 W. 36th St Reading, PA                     26.63%
Class X                            Cust for the IRA of Ronald F.   19606-2919
                                   Horn
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    1819 Old Mill RD Germantown, TN                 8.88%
Class X                            Cust for the IRA Rollover of    38138-2807
                                   Vance P. Collins
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    609 Coralwood Ct Kingsport, TN                 11.97%
Class X                            Cust for the Rollover IRA of    37663-2749
                                   Dale B. Pittenger
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    501 E. Clen Moore Blvd New Castle,              5.91%
Class X                            Cust for the IRA of FBO         PA  16105-2236
                                   Rosemarie Flamino
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF DeAM Large-Cap Growth Fund    State Street Bank & Trust Co    501 E. Clen Moore Blvd New Castle,             39.02%
Class X                            Cust for the SEP IRA of         PA 16105-2236
                                   Arthur A. Flamino
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alger All-Cap Growth  Fund    Wells Fargo Bank Minnesota NA   PO Box 1533 Minneapolis, MN                     7.56%
Class A                            FBO American Skandia            55480-1533
                                   Lifestyle Security Plan
                                   500014900
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Alger All-Cap Growth Fund     NFSC FEBO # STL-523704          21711 Cliff View Dr San Antonio, TX             5.06%
Class X                            NFS/FMTC Rollover IRA FBO       78259-2014
                                   Michael E. Evans
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Gabelli  All-Cap Value Fund   AS College  Savings  85%        100 Heritage Reserve Menomonee Fls,             5.04%
Class A                            Equity Attn:  Portfolio         WI  53051-4400
                                   Support
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Gabelli All-Cap Value Fund    Wells Fargo Bank Minnesota NA   PO Box 1533 Minneapolis, MN                    11.25%
Class A                            FBO American Skandia            55480-1533
                                   Lifestyle Security Plan
                                   500014900
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Goldman Mid-Cap Growth Fund   PFPC FBO American Skandia       211 S. Gulph Rd. King of Prussia,              15.08%
Class C                            Attn:  PFPC Brokerage Services  PA  19406-3101
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF Goldman Mid-Cap Growth Fund   Attn: Mutual Funds Dept         One Commerce Squaare 2005 Market                5.32%
Class X                            FISERV Securities Inc FAO       Street Suite 1200 Philadelphia, PA
                                   52519516                        19103-7008
---------------------------------- ------------------------------- -------------------------------------- ------------------------
---------------------------------- ------------------------------- -------------------------------------- ------------------------
ASAF ProFund Managed OTC Fund      State Street Bank & Trust Co    176 Dark Swamp  Rd Dingmans Fry, PA             7.92%
Class X                            Cust for the IRA of Brenda M.   18328-9663
                                   Gartner
---------------------------------- ------------------------------- -------------------------------------- ------------------------

*As defined by the Commission,  a security is beneficially  owned by a person if that person has or shares voting power or investment  power with respect to the security.

One Corporate Drive
PO Box 883
Shelton, CT  06484
CONSOLIDATED PROXY BALLOT

This EzVote Consolidated Proxy may be used to vote all of your accounts registered to the same Social Security or Tax I.D. number at this address in all investment portfolios ("Funds") of American Skandia Advisor Funds,
Inc. By voting and signing the consolidated proxy ballot below, you are voting all of the affected accounts in the same manner.

If you would like to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

Your ezVote Control Number is XXX  XXX  XXX  XXX  XX

3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown.

2. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

3. Sign, Date and Return this proxy card using the enclosed
postage-paid envelope, to Proxy Tabulator, PO Box 91XX,
Hingham, MA 02043.

COMPLETE AND RETURN THE FOLLOWING IF YOU CHOOSE TO VOTE BY PAPER BALLOT

AMERICAN SKANDIA ADVISOR FUNDS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN SKANDIA ADVISOR FUNDS, INC. (THE "COMPANY") FOR USE AT THE SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD
TIME.

The undersigned hereby appoints Deirdre Burke, Maureen Gulick, and Michael Boyle and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Fund named above held of record by the undersigned on the record date for the Meeting, upon the matters set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals.

CONSOLIDATED PROXY BALLOT

If you are voting by consolidated proxy ballot, please fill in box(es) as shown using black or blue ink or number 2 pencil.   PLEASE
DO NOT USE FINE POINT PENS.

FOR  AGAINST  ABSTAIN

1. To approve a new investment management agreement between the Company on behalf of the Fund, and American Skandia Investment
Services, Inc. and Prudential Investments LLC.

2. Election of Directors:

FOR all
Nominees
listed at left
(except as
marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for
all Nominees
listed at left

(01) Robert E. LaBlanc
(02) Douglas H. McCorkindale
(03) Stephen P. Munn
(04) Richard A. Redeker
(05) Robin B. Smith
(06) Stephen Stoneburn
(07) Nancy Hays Teeters
(08) Clay T. Whitehead
(09) Robert F. Gunia
(10) Judy A. Rice
(11) David E.A. Carson

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below.)

FOR   AGAINST   ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

FOR SHAREHOLDERS OF THE ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND
AND THE ASAF GOLDMAN SACHS MID-CAP GROWTH FUND ONLY

5. To approve a change to a fundamental investment restriction with respect to diversification.

Date:___________________________

-----------------------------------------------
Sign here exactly as name(s) appear(s) on left. (Please sign in Box)

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

ASAF-EZ

van

INDIVIDUAL BALLOTS: USE ONLY IF YOU WISH TO VOTE EACH ACCOUNT INDIVIDUALLY.

DIRECTOR NOMINEES:

(01)     Robert E. LaBlanc,
(02)     Douglas H. McCorkindale,
(03)     Stephen P. Munn,
(04)     Richard A. Redeker,
(05)     Robin B. Smith,
(06)     Stephen Stoneburn,
(07)     Nancy Hays Teeters,
(08)     Clay T. Whitehead,
(09)     Robert F. Gunia,
(10)     Judy A. Rice,
(11)     David E.A. Carson

*(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number of the Nominee(s) on the line provided below.)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.

----------

XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

FOR  AGAINST  ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF DIRECTORS:
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY

WITHHOLD
AUTHORITY

FOR AGAINST  ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION
------------------

XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

FOR  AGAINST  ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF DIRECTORS:
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY

WITHHOLD
AUTHORITY

FOR AGAINST  ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION

One Corporate Drive
PO Box 883
Shelton, CT  06484
CONSOLIDATED PROXY BALLOT

This EzVote Consolidated Proxy may be used to vote all of your accounts registered to the same Social Security or Tax I.D. number at this address in all investment portfolios ("Funds") of American Skandia Advisor Funds,
Inc. By voting and signing the consolidated proxy ballot below, you are voting all of the affected accounts in the same manner.

If you would like to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

Your ezVote Control Number is XXX  XXX  XXX  XXX  XX

3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and use the control number shown.

2. On the Internet at www.americanskandia.com, look for LINK to "Proxyweb" and use the control number shown.

3. Sign, Date and Return this proxy card using the enclosed
postage-paid envelope, to Proxy Tabulator, PO Box 91XX,
Hingham, MA 02043.

COMPLETE AND RETURN THE FOLLOWING IF YOU CHOOSE TO VOTE BY PAPER BALLOT

AMERICAN SKANDIA ADVISOR FUNDS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMERICAN SKANDIA ADVISOR FUNDS, INC. (THE "COMPANY") FOR USE AT THE SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD AT ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484 ON APRIL 3, 2003 AT 10:00 A.M. EASTERN STANDARD
TIME.

The undersigned hereby appoints Deirdre Burke, Maureen Gulick, and Michael Boyle and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Fund named above held of record by the undersigned on the record date for the Meeting, upon the matters set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the proposals.

CONSOLIDATED PROXY BALLOT

If you are voting by consolidated proxy ballot, please fill in box(es) as shown using black or blue ink or number 2 pencil.   PLEASE
DO NOT USE FINE POINT PENS.

FOR  AGAINST  ABSTAIN

1. To approve a new investment management agreement between the Company on behalf of the Fund, and American Skandia Investment
Services, Inc. and Prudential Investments LLC.

2. Election of Directors:

FOR all
Nominees
listed at left
(except as
marked to
the contrary)

WITHHOLD
AUTHORITY
to vote for
all Nominees
listed at left

(01) Robert E. LaBlanc
(02) Douglas H. McCorkindale
(03) Stephen P. Munn
(04) Richard A. Redeker
(05) Robin B. Smith
(06) Stephen Stoneburn
(07) Nancy Hays Teeters
(08) Clay T. Whitehead
(09) Robert F. Gunia
(10) Judy A. Rice
(11) David E.A. Carson

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the Nominee(s) on the line provided below.)

FOR   AGAINST   ABSTAIN

3. To approve a change to a fundamental investment restriction with respect to lending.

4. To approve a change to a fundamental investment restriction with respect to borrowing.

FOR SHAREHOLDERS OF THE ASAF GOLDMAN SACHS CONCENTRATED GROWTH FUND
AND THE ASAF GOLDMAN SACHS MID-CAP GROWTH FUND ONLY

5. To approve a change to a fundamental investment restriction with respect to diversification.

Date:___________________________

-----------------------------------------------
Sign here exactly as name(s) appear(s) on left. (Please sign in Box)

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner".

ASAF-EZ

van

INDIVIDUAL BALLOTS: USE ONLY IF YOU WISH TO VOTE EACH ACCOUNT INDIVIDUALLY.

DIRECTOR NOMINEES:

(12)     Robert E. LaBlanc,
(13)     Douglas H. McCorkindale,
(14)     Stephen P. Munn,
(15)     Richard A. Redeker,
(16)     Robin B. Smith,
(17)     Stephen Stoneburn,
(18)     Nancy Hays Teeters,
(19)     Clay T. Whitehead,
(20)     Robert F. Gunia,
(21)     Judy A. Rice,
(22)     David E.A. Carson

*(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number of the Nominee(s) on the line provided below.)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS.

----------

XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

FOR  AGAINST  ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF DIRECTORS:
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY

WITHHOLD
AUTHORITY

FOR AGAINST  ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION
------------------

XXX XXXXXXXXXX XXX

NAME PRINTS HERE
NAME PRINTS HERE

CONTROL NUMBER
XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

FOR  AGAINST  ABSTAIN

1. APPROVE MANAGEMENT AGREEMENT

2. ELECTION OF DIRECTORS:
(REFER TO NOMINEES AT TOP OF PAGE)

FOR ALL
EXCEPT*

WITHHOLD
AUTHORITY

WITHHOLD
AUTHORITY

FOR AGAINST  ABSTAIN

3. APPROVE CHANGE W/RESPECT TO LENDING

4. APPROVE CHANGE W/RESPECT TO BORROWING

5. APPROVE CHANGE W/RESPECT TO DIVERSIFICATION